UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:       811-8255

Exact name of registrant
  as specified in charger:                The World Funds, Inc.

Address of principal
  executive offices:                      8730 Stony Point Parkway, Suite 205
                                          Richmond, VA 23235

Name and address
  of agent for service:                   Thomas S. Harman
                                          Morgan, Lewis, Bockius
                                          1111 Pennsylvania Avenue, Northwest
                                          Washington, D.C. 20004

Registrant's telephone number,
      including area code:                (800) 527-9525

Date of fiscal year end:                  December 31st

Date of reporting period:                 June 30th


Item #1.  Reports to Stockholders.

CONTENTS:

Dividend Capital Realty Income Fund;
Eastern European Equity Fund;
Epoch International Small Cap Fund;
Epoch Global Equity Shareholde Yield Fund;
Epoch U.S. All Cap Equity Fund; and
REMS Real Estate Value Opportunity Fund

Dividend Capital Realty Income Fund
Fund Expenses

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or contingent deferred sales charges on certain redemptions and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on certain purchases and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2007 through
A CLASS                                   January 1, 2007  June 30, 2007       June 30, 2007
-------------------------------------------------------------------------------------------------
Actual                                        $1,000         $  973.40            $ 8.81
-------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000         $1,016.00            $ 9.00
-------------------------------------------------------------------------------------------------

                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2007 through
C CLASS                                   January 1, 2007  June 30, 2007       June 30, 2007
-------------------------------------------------------------------------------------------------
Actual                                        $1,000         $  968.90            $12.45
-------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000         $1,012.25            $12.72

                                                              Expenses Paid During
                            Beginning Account Ending Account         Period*
                                  Value           Value      January 1, 2007 through
I CLASS                      January 1, 2007  June 30, 2007       June 30, 2007
------------------------------------------------------------------------------------
Actual                           $1,000         $  974.10             $7.59
------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000         $1,017.25             $7.75

* Expenses are equal to the Fund's annualized expense ratio of 1.80% for Class A; 2.55% for Class C and 1.55% for Class I, multiplied by the average account value for the period, multiplied by 181 days in the most recent period divided by 365 days in the current year.

Asset Allocation and Portfolio Holdings:

                                                                [CHART]

              Dividend Capital Realty Income Fund
            Asset Allocation as of 6/30/07 (unaudited)
           ------------------------------------------
COMMON STOCK                            39.00%
PREFERRED STOCK                         60.00%
OTHER ASSETS, NET OF LIABILITIES         1.00%

                                     [CHART]

              Dividend Capital Realty Income Fund
      Common Stock Holdings by Industry Sector as Percentage of
          Common Stock Allocation as of 6/30/07 (unaudited)
           ------------------------------------------
APARTMENTS:                           21.11%
HEALTHCARE:                            0.54%
HOTELS:                               17.13%
INDUSTRIAL:                            7.01%
OFFICE/CENTRAL BUSINESS DISTRICT:      5.89%
OFFICE/SUBURBAN:                       7.77%
OTHER REAL ESTATE COMPANIES:           1.81%
REALTY/DIVERSIFIED:                   10.88%
REGIONAL MALLS:                       11.85%
SELF STORAGE:                          5.07%
SHOPPING CENTER:                      10.94%

                                     [CHART]

              Dividend Capital Realty Income Fund
      Common Stock Holdings by Industry Sector as Percentage of
          Common Stock Allocation as of 6/30/07 (unaudited)
           ------------------------------------------
APARTMENTS                        7.05%
HOTELS                           24.97%
MORTGAGE:COMMERCIAL               2.96%
MORTGAGE - RESIDENTIAL            6.10%
NET LEASE:                        7.99%
OFFICE/CENTRAL BUSINESS DISTRICT  2.86%
OFFICE/SUBURBAN                  22.79%
REGIONAL MALLS:                   5.42%
SHOPPING CENTER:                  2.79%
SPECIALTY FINANCE:               17.07%

                      DIVIDEND CAPITAL REALTY INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2007
                                  (Unaudited)

     Number                                                      Market
     of Shares Security Description                              Value
     --------- --------------------                            -----------

               COMMON STOCK                             39.23%

               APARTMENTS:                               8.28%
      14,400   Archstone-Smith Trust                           $   851,184
       3,700   Avalonbay Communities                               439,856
       9,500   BRE Properties Inc. Class A                         563,255
       7,800   Canadian Apartment Properties Real
                 Estate Investment Trust (Canada)                  143,325
       5,000   Equity Residential                                  228,150
      10,200   Home Properties, Inc.                               529,686
       2,900   Mid-American Apartment Communities,
                 Inc.                                              152,192
      14,600   Northern Property Real Estate Investment
                 Trust (Canada)                                    316,674
       6,300   Post Properties, Inc.                               328,419
                                                               -----------
                                                                 3,552,741
                                                               -----------

               HEALTHCARE:                               0.21%
       6,400   Chartwell Seniors Housing Real Estate
                 Investment (Canada)                                90,176
                                                               -----------

               HOTELS:                                   6.72%
      13,500   Ashford Hospitality Trust                           158,355
      16,600   Canadian Hotel Income Properties Trust
                 (Canada)                                          242,194
      32,900   Hilton Hotel Corporation                          1,101,163
      13,700   Lasalle Hotel Properties                            594,854
      11,700   Starwood Hotels & Resorts
                 Worldwide, Inc.                                   784,719
                                                               -----------
                                                                 2,881,285
                                                               -----------

               INDUSTRIAL:                               2.75%
       8,900   AMB Property Corp.                                  473,658
      12,400   Prologis                                            705,560
                                                               -----------
                                                                 1,179,218
                                                               -----------

      Number                                                    Market
      of Shares Security Description                            Value
      --------- --------------------                          -----------

                OFFICE/CENTRAL BUSINESS
                DISTRICT:                               2.31%
        2,400   Boston Properties Inc.                        $   245,112
        9,200   Douglas Emmet Inc.                                227,608
        4,200   SL Green Realty Corp.                             520,338
                                                              -----------
                                                                  993,058
                                                              -----------

                OFFICE/SUBURBAN:                        3.05%
        1,600   Alexandria Real Estate Equities Inc.              154,912
        7,200   Allied Properties Real Investment Trust
                  (Canada)                                        145,909
        8,900   Digital Realty Trust Inc.                         335,352
        6,000   Duke Realty                                       214,020
       12,200   Highwood Properties Inc.                          457,500
                                                              -----------
                                                                1,307,693
                                                              -----------

                OTHER REAL ESTATE
                COMPANIES:                              0.71%
       12,600   Brookfield Properties Corp.                       306,306
                                                              -----------

                REALTY/DIVERSIFIED:                     4.27%
        6,400   Canadian Real Estate Investment Trust
                  (Canada)                                        175,296
        5,000   Dundee Real Estate (Canada)                       216,300
       13,100   Vornado Realty Trust                            1,438,904
                                                              -----------
                                                                1,830,500
                                                              -----------

                REGIONAL MALLS:                         4.65%
       15,700   General Growth Properties, Inc.                   831,315
        6,400   Riocan Real Estate Investment Trust
                  (Canada)                                        142,336
       11,000   Simon Property Group Inc.                       1,023,440
                                                              -----------
                                                                1,997,091
                                                              -----------

                SELF STORAGE:                           1.99%
       11,100   Public Storage Inc.                               852,702
                                                              -----------

                SHOPPING CENTER:                        4.29%
        5,900   Calloway Realty Investment Trust
                  (Canada)                                        139,476
        2,600   Developers Diversified Realty Corp.               137,046

      Number                                                    Market
      of Shares Security Description                            Value
      --------- --------------------                          -----------

                SHOPPING CENTER (continued):
       20,900   Equity One, Inc.                              $   533,995
        8,400   Federal Realty Investment Trust                   648,984
        6,100   Kimco Realty Corp.                                232,227
        8,200   Primaris Retail Real Estate (Canada)              150,290
                                                              -----------
                                                                1,842,018
                                                              -----------
                TOTAL COMMON STOCK
                (Cost $15,206,194)                             16,832,788
                                                              -----------

                PREFERRED STOCK:                       59.46%

                APARTMENTS:                             4.19%
       30,200   Apartment Investment & Management Co.,
                  Series G, 9.375%                                771,610
       18,500   Apartment Investment & Management Co.,
                  Series U, 7.750%                                473,600
       21,300   Associated Estates Realty Corp.,
                  Series B, 8.700%                                553,587
                                                              -----------
                                                                1,798,797
                                                              -----------

                HOTELS:                                14.85%
       21,000   Ashford Hospitality Trust,
                  Series A, 8.550%                                538,020
       36,200   Felcor Lodging Trust Inc.,
                  Series C, 8.000%                                907,896
       30,500   Hersha Hospitality Trust,
                  Series A, 8.000%                                760,060
        3,300   Lasalle Hotel Properties,
                  Series B, 8.375%                                 84,348
       23,800   Lasalle Hotel Properties,
                  Series D, 7.500%                                581,910
       14,000   Lasalle Hotel Properties,
                  Series E, 8.00%                                 357,000
       12,700   Strategic Hotels & Resorts,
                  Series A, 8.500%                                327,978
       68,600   Strategic Hotels & Resorts,
                  Series C, 8.250%                              1,741,068
       26,800   Sunstone Hotel Investors Inc.,
                  Series A, 8.000%                                674,288
       15,800   Winston Hotels Inc, Series B, 8.00%               400,846
                                                              -----------
                                                                6,373,414
                                                              -----------

     Number                                                       Market
     of Shares Security Description                               Value
     --------- --------------------                             -----------

               MORTGAGE-COMMERCIAL:                       1.76%
      12,000   Anthracite Capital Inc.,
                 Series D, 8.250%                               $   277,800
       5,000   Newcastle Investment Corp.,
                 Series C, 8.050%                                   124,500
      14,600   RAIT Financial Trust,
                 Series B, 8.375%                                   354,196
                                                                -----------
                                                                    756,496
                                                                -----------

               MORTGAGE-RESIDENTIAL:                      3.63%
      26,500   American Home Mortgage Investment
                 Corp, Series A, 9.750%                             644,215
      24,000   American Home Mortgage Investment
                 Corp., Series B, 9.250%                            570,000
      13,600   Annaly Mortgage Management Inc,
                 Series A, 7.875%                                   342,448
                                                                -----------
                                                                  1,556,663
                                                                -----------

               NET LEASE:                                 4.75%
      80,300   Entertainment Properties Trust,
                 Series A, 9.500%                                 2,039,620
                                                                -----------

               OFFICE/CENTRAL BUSINESS
               DISTRICT:                                  1.70%
      30,000   Maguire Properties Inc.,
                 Series A, 7.625%                                   730,500
                                                                -----------

               OFFICE/SUBURBAN:                          13.55%
      60,000   Biomed Realty Trust Inc.,
                 Series A, 7.375%                                 1,500,000
      68,100   Brandywine Realty Trust,
                 Series D, 7.375%                                 1,753,575
      12,900   Corporate Office Properties Trust,
                 Series H, 7.500%                                   322,758
      20,000   Digital Realty Trust Inc.,
                 Series A, 8.500%                                   518,200
      59,800   Digital Realty Trust Inc.,
                 Series B, 7.750%                                 1,509,352
       8,200   PS Business Parks, Inc., Series O, 7.375%            208,280
                                                                -----------
                                                                  5,812,165
                                                                -----------

      Number                                                     Market
      of Shares Security Description                             Value
      --------- --------------------                           -----------

                REGIONAL MALLS:                          3.22%
       43,800   Taubman Centers Inc., Series G, 8.000%         $ 1,106,826
       11,000   Taubman Centers Inc., Series H, 7.625%             276,430
                                                               -----------
                                                                 1,383,256
                                                               -----------

                SHOPPING CENTER:                         1.66%
       28,300   Developers Diversified Realty Corp.,
                  Series H, 7.375%                                 711,745
                                                               -----------

                SPECIALTY FINANCE:                      10.15%
       37,000   Capital Lease Funding Inc.,
                  Series A, 8.125%                                 927,960
       40,000   Gramercy Capital Corp.,
                  Series A, 8.125%                                 990,000
       60,000   Northstar Realty Finance Corp,
                  Series A, 8.750%                               1,485,000
       40,000   Northstar Realty Finance Corp,
                  Series B, 8.250%                                 949,600
                                                               -----------
                                                                 4,352,560
                                                               -----------

                TOTAL PREFERRED STOCK
                (Cost $25,710,952)                              25,515,216
                                                               -----------

                TOTAL INVESTMENTS:
                (Cost: $40,917,146)                     98.69%  42,348,004
                Other assets, net of liabilities         1.31%     563,420
                                                       ------  -----------
                NET ASSETS                             100.00% $42,911,424
                                                       ======  ===========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $40,917,146) (Note 1)                        $42,348,004
 Cash                                                                                      153,152
 Receivable for securities sold                                                            513,445
 Dividends receivable                                                                      467,406
 Receivable for capital stock sold                                                          61,889
 Prepaid expenses                                                                           32,847
                                                                                       -----------
   TOTAL ASSETS                                                                         43,576,743
                                                                                       -----------
LIABILITIES
 Payable for securities purchased                                                          624,149
 Payable for capital stock redeemed                                                          7,673
 Unrealized loss on forward foreign currency (Note 6)                                       11,187
 Accrued management fees                                                                    20,470
 Accrued 12b-1 fees                                                                          1,840
                                                                                       -----------
   TOTAL LIABILITIES                                                                       665,319
                                                                                       -----------

NET ASSETS                                                                             $42,911,424
                                                                                       ===========
 Net Assets Consist of :
 Paid-in-capital applicable to 3,409,912 $0.01 par value shares of beneficial interest
   outstanding                                                                          40,056,530
 Undistributed net investment income (loss)                                                (83,381)
 Accumulated net realized gain (loss) on investments                                     1,578,849
 Net unrealized appreciation of investments and translation of assets and liabilities
   denominated in foreign currency                                                       1,359,426
                                                                                       -----------

NET ASSETS                                                                             $42,911,424
                                                                                       ===========
NET ASSET VALUE PER SHARE
A Class
 ($30,824,284/2,445,108 shares outstanding; 15,000,000 shares authorized)              $     12.61
                                                                                       ===========
MAXIMUM OFFERING PRICE PER SHARE ($12.61 x 100/ 94.25)                                 $     13.38
                                                                                       ===========
C Class
 ($11,739,000/938,182 shares outstanding; 10,000,000 shares authorized)                $     12.51
                                                                                       ===========
I Class
 ($348,140/26,622 shares outstanding; 15,000,000 shares authorized)                    $     13.08
                                                                                       ===========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income
 Dividend (net of foreign tax withheld of $15,916)                                 $1,379,636
 Interest                                                                                 994
                                                                                   ----------
   Total investment income                                                                    $ 1,380,630
                                                                                              -----------

EXPENSES
 Investment advisory fees (Note 2)                                                    243,332
 12b-1 fees, Class A (Note 2)                                                          44,459
 12b-1 and servicing fees, Class C (Note 2)                                            63,106
 Recordkeeping and administrative services (Note 2)                                    24,356
 Accounting fees (Note 2)                                                              12,416
 Transfer agent fees (Note 2)                                                          24,274
 Custody fees                                                                           8,053
 Professional fees                                                                     23,059
 Compliance fees                                                                        5,057
 Directors fees                                                                         4,632
 Registration fees (Note 2)                                                            17,356
 Shareholder servicing and reports (Note 2)                                            20,828
 Miscellaneous                                                                         16,655
                                                                                   ----------
   Total expenses                                                                                 507,583
 Management fee waiver (Note 2)                                                                   (24,093)
                                                                                              -----------
   Expenses, net                                                                                  483,490
                                                                                              -----------
 Net investment income                                                                            897,140
                                                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                          629,928
 Net realized gain (loss) on forward foreign currency contracts                                  (143,065)
 Change in net unrealized appreciation/(depreciation) on translation of net assets
   denominated in forward foreign currency contracts                                               11,187
 Change in net unrealized appreciation/(depreciation) on investments                           (2,638,469)
                                                                                              -----------
 Net realized and unrealized gain (loss) on investments                                        (2,140,419)
                                                                                              -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                             $(1,243,279)
                                                                                              ===========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Six months ended
                                                          June 30, 2007      Period ended        Year ended
                                                           (unaudited)    December 31, 2006* September 30, 2006
                                                         ---------------- ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income                                     $   897,140       $   471,940        $  1,602,196
 Net realized gain on investments and forward foreign
   contracts                                                   486,863         1,621,225           1,319,876
 Change in unrealized appreciation/depreciation on
   investments and forward foreign contracts                (2,627,282)          602,386           2,551,698
                                                           -----------       -----------        ------------
 Increase (decrease) in net assets from operations          (1,243,279)        2,695,551           5,473,770
                                                           -----------       -----------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   A Class                                                    (753,804)         (391,430)         (1,184,643)
   C Class                                                    (218,706)         (106,319)           (394,501)
   I Class                                                      (8,011)           (4,342)            (23,052)
 Net realized gain
   A Class                                                          --        (1,067,629)           (782,880)
   C Class                                                          --          (368,917)           (298,118)
   I Class                                                          --           (10,043)            (12,860)
                                                           -----------       -----------        ------------
 Decrease in net assets from distributions                    (980,521)       (1,948,680)         (2,696,054)
                                                           -----------       -----------        ------------

CAPITAL STOCK TRANSACTIONS (NOTE 5)
 Shares sold
   A Class                                                   3,335,146         2,559,038          15,419,461
   C Class                                                   1,001,618           730,248           2,512,886
   I Class                                                       9,400             4,000                 100
 Distributions reinvested
   A Class                                                     553,614         1,095,193           1,453,633
   C Class                                                     172,339           403,094             573,033
   I Class                                                       1,810             2,857              11,974
 Shares redeemed
   A Class                                                  (8,374,882)       (2,992,001)        (10,355,321)
   C Class                                                  (1,708,529)         (307,130)         (3,748,430)
   I Class                                                          --           (50,000)           (194,562)
                                                           -----------       -----------        ------------
 Increase (decrease) in net assets from capital stock
   transactions                                             (5,009,484)        1,445,299           5,672,774
                                                           -----------       -----------        ------------
NET ASSETS
 Increase (decrease) during period                          (7,233,284)        2,192,170           8,450,490
 Beginning of period                                        50,144,708        47,952,538          39,502,048
                                                           -----------       -----------        ------------
 End of period
   (Including undistributed net investment income
   (loss) of $(83,381), $0, and $(41,037), respectively)   $42,911,424       $50,144,708        $ 47,952,538
                                                           ===========       ===========        ============

* Effective October 1, 2006, the fund changed its year end from September 30 to December 31.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                             Class A Shares
                                              -------------------------------------------------------------------------
                                                               Period October 1,
                                              Six months ended   2006 through     Year ended    Year ended   Period ended
                                               June 30, 2007     December 31,    September 30, September 30, September 30,
                                                (unaudited)         2006**           2006          2005          2004*
                                              ---------------- ----------------- ------------- ------------- -------------
Net asset value, beginning of period              $ 13.24           $ 13.05         $ 12.22       $ 11.20       $ 10.00
                                                  -------           -------         -------       -------       -------
Investment activities
  Net investment income (loss)                       0.57              0.13            0.51          0.40          0.29
  Net realized and unrealized gain (loss) on
   investments and forward foreign
   currency contracts                               (0.91)             0.59            1.16          1.41          1.21
                                                  -------           -------         -------       -------       -------
Total from investment activities                    (0.34)             0.72            1.67          1.81          1.50
                                                  -------           -------         -------       -------       -------
Distributions
  Net investment income                             (0.29)            (0.14)          (0.51)        (0.40)        (0.27)
  Net realized gain                                    --             (0.39)          (0.33)        (0.39)        (0.03)
                                                  -------           -------         -------       -------       -------
Total distributions                                 (0.29)            (0.53)          (0.84)        (0.79)        (0.30)
                                                  -------           -------         -------       -------       -------
Net asset value, end of period                    $ 12.61           $ 13.24         $ 13.05       $ 12.22       $ 11.20
                                                  =======           =======         =======       =======       =======
Ratios/Supplemental Data
Total Return                                        (2.66)%            5.58%          14.25%        16.48%        15.10%
                                                  =======           =======         =======       =======       =======
Ratio to average net assets/(A)/
  Expenses/(B)/                                      1.80%***          1.80%***        1.80%         1.80%         1.80%***
  Net investment income                              3.89%***          3.95%***        4.08%         4.62%         4.83%***
Portfolio turnover rate                             39.69%            28.27%         118.41%       251.29%       497.37%
Net assets, end of period (000's)                 $30,824           $36,930         $35,705       $27,140       $ 2,722

* Commencement of operations of each Class of shares was December 18, 2003. ** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
***Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 0.10% for the six months ended June 30, 2007, 0.23% for the period October 1, 2006 through December 31, 2006, 0.18% for the year ended September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                             Class C Shares
                                              -------------------------------------------------------------------------
                                                               Period October 1,
                                              Six months ended   2006 through     Year ended    Year ended   Period ended
                                               June 30, 2007     December 31,    September 30, September 30, September 30,
                                                (unaudited)         2006**           2006          2005          2004*
                                              ---------------- ----------------- ------------- ------------- -------------
Net asset value, beginning of period              $ 13.14           $ 12.94         $ 12.15       $ 11.16       $ 10.00
                                                  -------           -------         -------       -------       -------
Investment activities
  Net investment income (loss)                       0.15              0.10            0.42          0.32          0.21
  Net realized and unrealized gain (loss) on
   investments and forward foreign
   currency contracts                               (0.55)             0.60            1.13          1.38          1.21
                                                  -------           -------         -------       -------       -------
Total from investment activities                    (0.40)             0.70            1.55          1.70          1.42
                                                  -------           -------         -------       -------       -------
Distributions
  Net investment income                             (0.23)            (0.11)          (0.43)        (0.32)        (0.23)
  Net realized gain                                    --             (0.39)          (0.33)        (0.39)        (0.03)
                                                  -------           -------         -------       -------       -------
Total distributions                                 (0.23)            (0.50)          (0.76)        (0.71)        (0.26)
                                                  -------           -------         -------       -------       -------
Net asset value, end of period                    $ 12.51           $ 13.14         $ 12.94       $ 12.15       $ 11.16
                                                  =======           =======         =======       =======       =======
Ratios/Supplemental Data
Total Return                                        (3.11)%            5.47%          13.31%        15.52%        14.29%
                                                  =======           =======         =======       =======       =======
Ratio to average net assets/(A)/
  Expenses/(B)/                                      2.55%***          2.55%***        2.55%         2.55%         2.55%***
  Net investment income                              3.14%***          3.20%***        3.48%         3.87%         4.05%***
Portfolio turnover rate                             39.69%            28.27%         118.41%       251.29%       497.37%
Net assets, end of period (000's)                 $11,739           $12,860         $11,858       $11,814       $ 1,266

* Commencement of operations of each Class of shares was December 18, 2003. ** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
***Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 0.10% for the six months ended June 30, 2007, 0.23% for the period October 1, 2006 through December 31, 2006, 0.18% for the year ended September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                             Class I Shares
                                              -------------------------------------------------------------------------
                                                               Period October 1,
                                              Six months ended   2006 through     Year ended    Year ended   Period ended
                                               June 30, 2007     December 31,    September 30, September 30, September 30,
                                                (unaudited)         2006**           2006          2005          2004*
                                              ---------------- ----------------- ------------- ------------- -------------
Net asset value, beginning of period               $13.73           $13.52          $ 12.67       $ 11.19       $ 10.00
                                                   ------           ------          -------       -------       -------
Investment activities
  Net investment income (loss)                       0.56             0.16             0.57          0.52          0.29
  Net realized and unrealized gain (loss) on
   investments and forward foreign
   currency contracts                               (0.91)            0.61             1.18          1.87          1.21
                                                   ------           ------          -------       -------       -------
Total from investment activities                    (0.35)            0.77             1.75          2.39          1.50
                                                   ------           ------          -------       -------       -------
Distributions
  Net investment income                             (0.30)           (0.17)           (0.57)        (0.52)        (0.28)
  Net realized gain                                    --            (0.39)           (0.33)        (0.39)        (0.03)
                                                   ------           ------          -------       -------       -------
Total distributions                                 (0.30)           (0.56)           (0.90)        (0.91)        (0.31)
                                                   ------           ------          -------       -------       -------
Net asset value, end of period                     $13.08           $13.73          $ 13.52       $ 12.67       $ 11.19
                                                   ======           ======          =======       =======       =======
Ratios/Supplemental Data
Total Return                                        (2.59)%           5.73%           14.46%        21.83%        15.10%
                                                   ======           ======          =======       =======       =======
Ratio to average net assets/(A)/
  Expenses/(B)/                                      1.55%***         1.55%***         1.55%         1.55%         1.55%***
  Net investment income                              4.14%***         4.20%***         4.64%         4.87%         5.08%***
Portfolio turnover rate                             39.69%           28.27%          118.41%       251.29%       497.37%
Net assets, end of period (000's)                  $  348           $  354          $   390       $   548       $    53

* Commencement of operations of each Class of shares was December 18, 2003. ** Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.
***Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 0.10% for the six months ended June 30, 2007, 0.23% for the period October 1, 2006 through December 31, 2006, 0.18% for the year ended September 30, 2006, 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Dividend Capital Realty Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2003 as a series of TWF which has allocated to the Fund 50,000,000 (A Class: 15,000,000; B Class: 10,000,000; C Class: 10,000,000;
I Class: 15,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers three Classes of shares ("Class A", "Class C", and "Class I").

      The investment objective of the Fund is to seek current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs"). Such securities include common stocks, preferred stocks, debt securities, including commercial mortgage-backed securities, or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      Valuation The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

      Federal Income Taxes The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

      Security Transactions and Income Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

      Cash and Cash Equivalents Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

      Accounting Estimates In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Class Net Asset Values and Expenses All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

      Real Estate Investments Trust Securities The Fund has made certain investments in REITs which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

      Foreign Currency Values of investments denominated in foreign currencies are converted in to U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate. Foreign securities and currency transactions may involve certain consideration and risks not typically associated with those of domestic origin.

      Forward Foreign Currency Exchange Contracts A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

      Reclassifications Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassifed between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER AFFILIATED PARTY TRANSACTIONS

      Pursuant to an Investment Advisory Agreement, the Advisor, Dividend Capital Investments, LLC, ("DCI"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. DCI has contractually agreed to waive its fees and reimburse the Fund for expenses through March 2, 2009 in order to limit the Class A operating expenses to 1.80% of Class A average net assets; Class C operating expenses to 2.55% of Class C average net assets and Class I operating expenses to 1.55% of Class I average net assets. For the six months ended June 30, 2007, the Advisor waived fees of $24,093.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2006 was $311,801 and expire as follows:

                             Year Expiring  Amount
                             ------------- --------
                                 2007      $ 98,849
                                 2008       111,696
                                 2009       101,256
                                           --------
                                           $311,801
                                           ========

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class A and Class C shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class A or Class C shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's A Class average daily net assets, and at the rate of 0.75% on the Fund's C Class average daily net assets. For the six months ended June 30, 2007, there were $44,459 of distribution expenses incurred by the Fund's Class A shares.

      The Fund's Distribution and Service Plan for its Class C shares also provides that the Fund will compensate the Distributor with a servicing fee at the rate of 0.25% per annum of the C Class average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the six months ended June 30, 2007 there were $63,106 of distribution and servicing fees incurred.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, and blue-sky filing services. For such administrative services, CSS receives 0.10% of average daily net assets. CSS earned and received $24,356 for its services for the six months ended June 30, 2007. Additionally, CSS received $573 of the $20,828 in shareholder servicing and reports expense incurred, and $1,970 of the $17,356 in registration fees incurred for hourly services provided to the Fund.

      First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Underwriting fees of $3,394 were received by FDCC in connection with the distribution of the Fund's shares during the six months ended June 30, 2007. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Class A Fund share redemptions occurring within 30 days of purchase and for certain Class C Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended June 30, 2007, the CDSC for Fund shares redeemed was $3,009.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI earned and received $24,274 for its services for the six months ended June 30, 2007.

      Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. CFA earned and received $12,416 for its services for the six months ended June 30, 2007.

      Certain officers and/or an interested director of the Fund are also officers, principals and/or director of CFA, CSS, DCI, FDCC and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended June 30, 2007, aggregated $18,258,982 and $19,498,702, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of wash sales, income from passive foreign investment companies and real estate investment trusts.

      The tax character of distributions paid during the period ended December 31, 2006 and the year ended September 30, 2006 were as follows:

                                     Period ended        Year ended
                                  December 31, 2006* September 30, 2006
                                  ------------------ ------------------
         Distributions paid from:
          Ordinary income             $1,850,515         $2,533,233
          Net realized gain               98,165            162,821
                                      ----------         ----------
          Total distributions         $1,948,680         $2,696,054
                                      ==========         ==========

* Effective October 1, 2006, the Fund changed its year end from September 30 to December 31.

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

           Undistributed net investment income (loss)**   $  215,015
           Undistributed net realized gain on investments
             and currency                                    918,807
           Unrealized appreciation on investments and
             foreign currency                              3,944,872
                                                          ----------
                                                          $5,078,694
                                                          ==========

** For tax purposes, short-term capital gains are considered ordinary income.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for each class of shares were:

                            Class A Shares         Class C Shares      Class I Shares
                           Six months ended       Six months ended    Six months ended
                            June 30, 2007          June 30, 2007        June 30, 2007
                             (unaudited)            (unaudited)          (unaudited)
                        ---------------------  ---------------------  ----------------
                         Shares      Value      Shares      Value     Shares     Value
                        --------  -----------  --------  -----------  ------   --------
Shares sold              248,675  $ 3,335,146    76,552  $ 1,001,618     665   $  9,400
Shares reinvested         42,578      553,614    13,346      172,339     134      1,810
Shares redeemed         (635,515)  (8,374,882) (130,644)  (1,708,529)    (--)       (--)
                        --------  -----------  --------  -----------  ------   --------
Net increase (decrease) (344,262) $(4,486,122)  (40,746) $  (534,572)    799   $ 11,210
                        ========  ===========  ========  ===========  ======   ========

                            Class A Shares         Class C Shares      Class I Shares
                             Period ended           Period ended        Period ended
                          December 31, 2006*     December 31, 2006*   December 31, 2006*
                        ---------------------  ---------------------  ----------------
                         Shares      Value      Shares      Value     Shares     Value
                        --------  -----------  --------  -----------  ------   --------
Shares sold              192,044  $ 2,559,038    55,155  $   730,248     289   $  4,000
Shares reinvested         83,157    1,095,193    30,828      403,094     209      2,857
Shares redeemed         (222,778)  (2,992,001)  (23,182)    (307,130) (3,543)   (50,000)
                        --------  -----------  --------  -----------  ------   --------
Net increase (decrease)   52,423  $   662,230    62,801  $   826,212  (3,045)  $(43,143)
                        ========  ===========  ========  ===========  ======   ========

                             Class A Shares          Class C Shares       Class I Shares
                               Year ended              Year ended           Year ended
                           September 30, 2006      September 30, 2006   September 30, 2006
                        -----------------------  ---------------------  ------------------
                          Shares       Value      Shares      Value      Shares    Value
                        ---------  ------------  --------  -----------  -------  ---------
Shares sold             1,229,787  $ 15,419,461   205,406  $ 2,512,886        7  $     100
Shares reinvested         118,125     1,453,633    47,173      573,033      947     11,974
Shares redeemed          (831,398)  (10,355,321) (309,015)  (3,748,430) (15,340)  (194,562)
                        ---------  ------------  --------  -----------  -------  ---------
Net increase (decrease)   516,514  $  6,517,773   (56,436) $  (662,511) (14,386) $(182,488)
                        =========  ============  ========  ===========  =======  =========

* Effective October 1, 2006, the Fund changed its fiscal year end from September 30 to December 31.

6. FORWARD FOREIGN CURRENCY CONTRACTS

      In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at June 30, 2007 were as follows:

   Currency     U.S. $ Amount Currency Amount Settle Date Unrealized Gain (Loss)
--------------- ------------- --------------- ----------- ----------------------
Canadian Dollar  $1,786,722      1,900,000      7/25/07         $(11,187)

NOTE 7 - SHAREHOLDER CONCENTRATIONS

      As of June 30, 2007, three shareholders held approximately 89.02% of the outstanding Class I shares of the fund. These shareholders represent omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 8 - RESTRICTED SECURITIES

      Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a fund's investment objective and investment strategies. A fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2007, the Fund was invested in the following restricted security:

                                                 Acquisition                               % of
                   Security                         Date       Shares   Cost    Value   Net Assets
---------------------------------------------- --------------- ------ -------- -------- ----------
Strategic Hotels & Resorts Inc., Series A 8.5% August 30, 2006 12,700 $328,613 $327,978    0.76%

NOTE 9 - CHANGE IN YEAR END

      The Board of Directors adopted a change in the Fund's fiscal year and tax year end date to December 31. This change was effective beginning with the fiscal period which ran from October 1, 2006 to December 31, 2006.

DIVIDEND CAPITAL REALTY INCOME FUND
SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Advisor:

   Dividend Capital Investments LLC
     518 Seventeenth Street, Suite 1200
     Denver, Colorado 80202

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, VA 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Dividend Capital Realty Income Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information also available online at dividendcapital.com or theworldfunds.com

 LOGO

                      Semi-Annual Report to Shareholders

                            DIVIDEND CAPITAL REALTY
                                  INCOME FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2007
                                  (unaudited)

EASTERN EUROPEAN EQUITY FUND

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions made within 360 days of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2007 through
                                          January 1, 2007  June 30, 2007       June 30, 2007
CLASS A                                  ----------------- -------------- -----------------------
Actual                                        $1,000         $1,068.56            $11.59
Hypothetical (5% return before expenses)      $1,000         $1,013.70            $11.28

Eastern European Equity Fund


                                                                           Expenses Paid During
                                         Beginning Account Ending Account         Period*
                                               Value           Value      January 1, 2007 through
                                          January 1, 2007  June 30, 2007       June 30, 2007
CLASS C                                  ----------------- -------------- -----------------------
Actual                                        $1,000         $1,064.34            $15.41
Hypothetical (5% return before expenses)      $1,000         $1,009.95            $15.00

*Expenses are equal to the Fund's annualized expense ratio of 2.26% for Class A and 3.01% for Class C, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

Portfolio Holdings, by Sector, as Percentage of Net Assets


                      Eastern European Equity Fund
        Portfolio Holdings, by Sector, as Percentage of Net Assets
                     As of June 30, 2007 (unaudited)

                                   [CHART]

            COMMERCIAL BANKS AND FINANCES                   21.45%
            COSMETICS & TOILETRIES                           1.46%
            MANUFACTURING                                    3.53%
            MEDICAL-DRUGS                                    7.86%
            MINERALS & MINING                                0.85%
            REAL ESTATE MANAGEMENT/SERVICES                  8.22%
            REAL ESTATE OPERATIONS/DEVELOPMENT              38.26%
            TELECOM SERVICES                                11.33%
            TELEPHONE-INTEGRATED                             6.38%



Eastern European Equity Fund

                         EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           June 30, 2007 (Unaudited)


        Number
        of                                         % of Net
        Shares    Security Description              Assets  Market Value
        --------- --------------------             -------- ------------

                  Common Stocks:                    58.92%

                  Austria:                          22.27%
          100,000 CA Immobilien Anlagen*                    $ 2,948,494
          170,000 CA Immobilien International*                3,463,433
          270,000 ECO Eastern Europe R/EST*                   3,650,130
          100,000 Immoeast AG*                                1,415,439
          500,000 Meinl European Land Ltd.*                   6,590,513
              180 Uralchimplast Beteiligungs*                 1,873,733
                                                            -----------
                                                             19,941,742
                                                            -----------

                  Bulgaria:                          2.44%
        1,700,000 Bulgarian Property Development*             2,182,419
                                                            -----------

                  Germany:                           2.43%
          630,000 Magnat Real Estate Opps*                    2,171,827
                                                            -----------

                  Great Britain:                     6.54%
           30,000 Celtic Resources Holdings*                     95,080
          212,000 Equest Investments Balkans*                 4,709,653
          136,000 Highland Gold Mining Ltd.*                    354,643
           12,000 Ukraine Opportunity Trust PL*                  33,000
           60,000 Ukraine Opportunity Trust PL Ord              660,000
                                                            -----------
                                                              5,852,376
                                                            -----------

                  Hungary:                          13.57%
          400,000 Ablon Group*                                2,258,643
           12,500 Egis RT                                     1,554,692
           13,000 Gedeon Richter Ltd GDR Reg S                2,619,845
          620,000 Magyar Telekom Telecomm                     3,387,513
           40,000 OTP Bank RT.                                2,328,263
                                                            -----------
                                                             12,148,956
                                                            -----------

Eastern European Equity Fund

                         EASTERN EUROPEAN EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 June 30, 2007

         Number
         of                                       % of Net
         Shares  Security Description              Assets  Market Value
         ------- --------------------             -------- ------------

                 Israel:                            4.09%
         375,000 Bank Hapoalim Ltd.                        $ 1,824,777
         470,000 Bank Leumi Le-Israel                        1,837,594
                                                           -----------
                                                             3,662,371
                                                           -----------

                 Poland:                            4.50%
         460,000 Telekomunikacja Polska SA                   4,028,426
                                                           -----------

                 Russia:                            3.09%
          70,000 AFK Sistema-Reg S Spons GDR*                1,988,000
               1 Joint Stock Company Open GDR*                      31
          20,000 Kalina Concern*                               777,500
                                                           -----------
                                                             2,765,531
                                                           -----------

                 Total investment in securities
                 (Cost: $48,823,593)               58.92%  $52,753,648
                 Other assets, net of liabilities  41.08%  $36,774,912
                                                  -------  -----------
                 Net assets                       100.00%  $89,528,560
                                                  =======  ===========

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

GDR - Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements


Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (Unaudited)

ASSETS
Investments at value (identified cost of $48,823,593) (Note 1)                                   $ 52,753,648
Cash                                                                                                3,664,421
Foreign currency (cost of $34,181,338)                                                             34,113,065
Receivable for securities sold                                                                      2,105,559
Receivable for capital stock sold                                                                     308,362
Tax reclaim receivable                                                                                  6,041
Prepaid expenses                                                                                       23,300
                                                                                                 ------------
    TOTAL ASSETS                                                                                   92,974,396
                                                                                                 ------------
LIABILITIES
Payable for securities purchased                                                                 $  3,121,505
Payable for capital stock redeemed                                                                      4,859
Unrealized loss on forward foreign currency (Note 6)                                                    8,323
Accrued investment management fees                                                                     82,220
Accrued administration                                                                                 18,053
Accrued 12b-1 fees                                                                                     18,210
Other accrued expenses                                                                                192,666
                                                                                                 ------------
    TOTAL LIABILITIES                                                                               3,445,836
                                                                                                 ------------
NET ASSETS                                                                                       $ 89,528,560
                                                                                                 ============
Net Assets Consist of:
Paid-in-capital applicable to 2,831,948 $.01 par value shares of beneficial interest outstanding $ 74,488,802
Undistributed net investment income (loss)                                                            143,105
Accumulated net realized gain (loss) on investments and foreign currency transactions              11,062,210
Net unrealized appreciation/(depreciation) on investments and foreign currency                      3,834,443
                                                                                                 ------------
Net Assets                                                                                       $ 89,528,560
                                                                                                 ============
NET ASSET VALUE PER SHARE
A Class
($87,730,157 / 2,772,869 shares outstanding; 20,000,000 authorized)                              $      31.64
                                                                                                 ============
Maximum Offering Price Per Share ($31.64 x 100/94.25)                                            $      33.57
                                                                                                 ============
C Class
($1,798,403 / 59,079 shares outstanding; 15,000,000 authorized)                                  $      30.44
                                                                                                 ============

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Six months ended June 30, 2007 (Unaudited)

INVESTMENT INCOME
 Dividend (Net of foreign tax withheld of $76,464)                             $   413,145
 Interest income                                                                   605,304
                                                                               -----------
 Total investment income                                                         1,018,449
                                                                               -----------
EXPENSES:
 Investment management fees (Note 2)                                   534,360
 12b-1 fees Class A (Note 2)                                           105,271
 12b-1 fees Class C (Note 2)                                             6,402
 Recordkeeping and administrative services (Note 2)                     85,497
 Custodian fees                                                         63,024
 Accounting fees                                                        20,513
 Transfer agent fees (Note 2)                                           63,558
 Shareholder servicing and reports (Note 2)                             57,333
 Professional fees                                                      22,066
 Compliance fees                                                         1,673
 Directors fees                                                          4,588
 Filing and registration fees (Note 2)                                  18,502
 Insurance expense                                                       7,615
 Other                                                                   1,204
                                                                       -------
Total expenses                                                                     991,606
                                                                               -----------
Net investment income (loss)                                                        26,843
                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                        11,561,819
 Net realized gain (loss) on foreign currency conversions                        1,189,631
 Net change in unrealized appreciation/depreciation of investments and
   foreign currencies                                                           (7,141,330)
                                                                               -----------
 Net realized and unrealized gain (loss)                                         5,610,120
                                                                               -----------
 Increase in net assets from operations                                        $ 5,636,963
                                                                               ===========

See Notes to Financial Statements

Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                   Six months ended
                                                                    June 30, 2007      Year ended
                                                                     (Unaudited)    December 31, 2006
                                                                   ---------------- -----------------
Increase (decrease) in net assets
OPERATIONS
 Net investment gain (loss)                                          $     26,843     $   (420,919)
 Net realized gain (loss) on investments and foreign currency
  transactions                                                         12,751,450       18,224,523
 Change in unrealized appreciation/depreciation on investments
  and foreign currencies                                               (7,141,330)         839,182
                                                                     ------------     ------------
 Increase in net assets from operations                                 5,636,963       18,642,786
                                                                     ------------     ------------

DISTRIBUTION TO SHAREHOLDERS
 Net investment income
   Class A                                                                     --         (102,867)
   Class C                                                                     --               --
                                                                     ------------     ------------
 Decrease in net assets from distributions                                     --         (102,867)
                                                                     ------------     ------------

CAPITAL SHARE TRANSACTIONS (Note 5)
 Shares sold
   Class A                                                             13,005,719       18,854,377
   Class C                                                                945,104          363,372
 Shares reinvested
   Class A                                                                     --           93,748
   Class C                                                                     --               --
 Shares redeemed
   Class A                                                            (11,530,955)     (19,547,005)
   Class C                                                               (101,990)        (180,883)
                                                                     ------------     ------------
 Increase (decrease) in net assets from capital share transactions      2,317,878         (416,391)
                                                                     ------------     ------------

Net Assets
 Increase (decrease) during period                                      7,954,841       18,123,528
 Beginning of period                                                   81,573,719       63,450,191
                                                                     ------------     ------------
End of period (includes undistributed net investment income (loss)
  of $143,105 and $116,262, respectively)                            $ 89,528,560     $ 81,573,719
                                                                     ============     ============

See Notes to Financial Statements


Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                     Class A shares
                                              -------------------------------------------------------------
                                              Six Months
                                                 ended
                                               June 30,               Years ended December 31,
                                                 2007     -------------------------------------------------
                                              (unaudited)     2006        2005    2004^    2003^    2002^
                                              ----------- --------      -------- -------- -------- --------
NET ASSET VALUE
Beginning of period                            $  29.61   $  22.82      $  19.12 $  12.84 $   8.58 $   7.12
                                               --------   --------      -------- -------- -------- --------
Investment activities
  Net investment loss                              0.01     (0.15)        (0.29)   (0.21)   (0.08)   (0.13)
  Net realized and unrealized gain (loss) on
   investments                                     2.02       6.98          3.99     6.49     4.34     1.59
                                               --------   --------      -------- -------- -------- --------
Total from investment activities                   2.03       6.83          3.70     6.28     4.26     1.46
                                               --------   --------      -------- -------- -------- --------
Distributions
  Net investment income                              --     (0.04)            --       --       --       --
                                               --------   --------      -------- -------- -------- --------
Total distributions                                  --     (0.04)            --       --       --       --
                                               --------   --------      -------- -------- -------- --------
NET ASSET VALUE
End of period                                  $  31.64   $  29.61      $  22.82 $  19.12 $  12.84 $   8.58
                                               ========   ========      ======== ======== ======== ========
Ratios/Supplemental Data
Total Return                                      6.86%     29.92%        19.35%   48.91%   49.65%   20.51%
                                               ========   ========      ======== ======== ======== ========
Ratios/Supplemental Data
Ratio to average net assets -
  Expenses                                        2.26%**    2.49%/(A)/    2.54%    3.04%    2.94%    3.23%
  Expenses - net                                  2.26%**    2.37%/(B)/    2.54%    3.04%    2.94%    3.23%
  Net investment loss                             0.07%    (0.58)%       (1.34)%  (1.55)%  (0.09)%  (1.62)%
Portfolio turnover rate                         141.42%    115.04%        67.09%   91.97%  117.27%   85.90%
Net assets, end of period (000's)              $ 87,730   $ 80,711      $ 62,939 $ 53,324 $ 38,648 $ 18,902

** Annualized
 ^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern
   European Equity Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements


Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (continued)


                                                                    Class C Shares
                                              --------------------------------------------------------
                                              Six Months
                                                 ended
                                               June 30,       Years ended December 31,      Period ended
                                                 2007     --------------------------------  December 31,
                                              (unaudited)     2006        2005      2004^      2003*^
                                              ----------- --------      --------  --------  ------------
NET ASSET VALUE
Beginning of period                            $  28.60   $  22.21      $  18.74  $  12.70    $   8.61
                                               --------   --------      --------  --------    --------
Investment activities
  Net investment loss                             (0.07)     (0.22)        (0.37)    (0.24)      (0.27)
  Net realized and unrealized gain (loss) on
   investments                                     1.91       6.61          3.84      6.28        4.36
                                               --------   --------      --------  --------    --------
Total from investment activities                   1.84       6.39          3.47      6.04        4.09
                                               --------   --------      --------  --------    --------
NET ASSET VALUE
End of period                                  $  30.44   $  28.60      $  22.21  $  18.74    $  12.70
                                               ========   ========      ========  ========    ========
Ratios/Supplemental Data
Total Return                                      6.43%     28.77%        18.49%    47.54%      47.50%
                                               ========   ========      ========  ========    ========
Ratios/Supplemental Data
Ratio to average net assets -
  Expenses                                        3.01%**    3.24%/(A)/    3.29%     3.79%       3.94%**
  Expenses - net                                  3.01%**    3.12%/(B)/    3.29%     3.79%       3.94%**
  Net investment loss                           (0.68)%    (1.33)%       (2.09)%   (2.30)%     (1.90)%**
Portfolio turnover rate                         141.42%    115.04%        67.09%    91.97%     117.27%
Net assets, end of period (000's)              $  1,798   $    863      $    511  $     89    $      4

 * Commencement of operations for Class C shares was January 9, 2003.
** Annualized
 ^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern
   European Equity Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.

/(A)/ Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

/(B)/ Expense ratio-net reflects the effect of the custodian fee credits the fund received. In addition, the expense ratio in 2001 has increased by .25% as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.

See Notes to Financial Statements


Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2007 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000)
of its 1,050,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation
The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Eastern European Equity Fund

Security Transactions and Dividends
Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation
The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Eastern European Equity Fund

Class Net Asset Values and Expenses
All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets" The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). CCM analyzes economic and market trends, periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund's investment program. VAM, with CCM's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60% of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the six months ended June 30, 2007, CCM earned and received $534,360 in advisory fees.

Effective with the completion of the Fund's reorganization on November 8, 2004, CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2007 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A

Eastern European Equity Fund
shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended June 30, 2007, FDCC received $28,694 in underwriting fees and commissions and $89,701 in CDSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. As of June 30, 2007, there were $105,271 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. As of June 30, 2007, there were $6,402 in Class C 12b-1 and distribution expenses incurred.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. Of the $18,502 of filing and registration fees expense incurred and the $57,333 of shareholder services and reports expense incurred, CSS received $2,285 and $3,525, respectively, for these services. For other administrative services, CSS receives 0.20% of average daily net assets. CSS received $85,497 for its services for the six months ended June 30, 2007

Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI received $63,558 for its services for the six months ended June 30, 2007.

Certain officers and/or interested directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and FSI.

3. INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $68,491,193 and $67,607,433, respectively, for the six months ended June 30, 2007.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax

Eastern European Equity Fund
regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended December 31, 2006 and the year ended December 31, 2005 were as follows:

                                      Year Ended        Year Ended
                                   December 31, 2006 December 31, 2005
                                   ----------------- -----------------
          Distributions paid from:
          Ordinary income              $102,867             $--
                                       ========             ===


As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                              Year ended
                                           December 31, 2006
                                           -----------------
Undistributed net investment income (loss)    $   116,262
Capital loss carryforward                      (1,689,240)
Unrealized appreciation                        10,975,773
                                              -----------
Total                                         $ 9,402,795
                                              ===========

As of December 31, 2006, the Fund had capital loss carryforwards of $1,689,240 available to offset future capital gains, all of which expire in 2010.

5. CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

                                   Class A Shares        Class C Shares
                                  Six months ended      Six months ended
                                    June 30, 2007        June 30, 2007
                                     (unaudited)          (unaudited)
                               ----------------------  -----------------
                                Shares       Value     Shares    Value
                               --------  ------------  ------  ---------
       Shares sold              424,701  $ 13,005,719  32,333  $ 945,104
       Shares reinvested             --            --      --         --
       Shares redeemed         (377,946)  (11,530,955) (3,425)  (101,990)
                               --------  ------------  ------  ---------
       Net increase (decrease)   46,755  $  1,474,764  28,908  $ 843,114
                               ========  ============  ======  =========

                                   Class A Shares        Class C Shares
                                     Year ended            Year ended
                                  December 31, 2006    December 31, 2006
                               ----------------------  -----------------
                                Shares       Value     Shares    Value
                               --------  ------------  ------  ---------
       Shares sold              745,856  $ 18,854,377  14,518  $ 363,372
       Shares reinvested          3,190        93,748      --         --
       Shares redeemed         (780,709)  (19,547,005) (7,379)  (180,883)
                               --------  ------------  ------  ---------
       Net increase (decrease)  (31,663) $   (598,880)  7,139  $ 182,489
                               ========  ============  ======  =========

Eastern European Equity Fund

6. FORWARD FOREIGN CURRENCY CONTRACTS

In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at June 30, 2007 were as follows:

                     U.S $                    Currency                    Settle                   Unrealized
Currency            Amount                     Amount                      Date                    Gain/(Loss)
---------  -------------------------  -------------------------  -------------------------  -------------------------
   EUR             2,175,344                  1,622,105                  7/3/2007                   $(17,580)
   GBP             2,175,344                  1,089,088                  7/3/2007                      9,257
                                                                                                       -----
                                                                                                    $ (8,323)
                                                                                                    =========

7. SHAREHOLDER CONCENTRATIONS

As of June 30, 2007, one shareholder held approximately 17.23% of the outstanding Class A shares and one shareholder held approximately 12.23% of the outstanding Class C shares of the fund. Both shareholders represent omnibus accounts, which are held on behalf of several individual shareholders.


Eastern European Equity Fund

EASTERN EUROPEAN EQUITY FUND
SUPPLEMENTAL INFORMATION
(Unaudited)
--------------------------------------------------------------------------------

Voting Proxies On Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

Eastern European Equity Fund

Investment Adviser:

   Commonwealth Capital Management, LLC
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholders Services at (800) 527-9525 Toll Free or locate us on the web at theworldfunds.com.

                              Semi-Annual Report
                                to Shareholders

                               EASTERN EUROPEAN
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2007
                                  (unaudited)

Dear Shareholder:

      Epoch's International Small Cap (EPIEX) Fund (the "Fund") was up 13.09%, for the first six months of 2007. In comparison, the Fund's benchmark, the S&P/Citigroup EMI EPAC index, was up 12.36%.

      The combination of our top-down thematic approach and our bottom-up stock selection process helped us generate solid performance in the first half of the year. During this period, the portfolio became more defensive, as illustrated by an increased overweight in Consumer Staples and an increased underweight in the Consumer Discretionary sector. Stock selection in the Financial and Information Technology sectors contributed positively to the portfolio's performance, as did our underweight position within the Financials sector. Our stock selection and overweight in Healthcare detracted from performance.

      From a geographic standpoint, our cautious view of the Japanese market was reflected by our underweight position, as well as our focus on more domestically oriented companies and names which we deem to be more defensive in nature. Our positioning in Japan helped performance, while our underweight position in Australia was a detracting factor. We also benefited from our ability to find attractive stocks in some smaller markets, such as Norway, South Korea and Switzerland.

      Several of our largest positions were also among the strongest contributors. One of our largest positions, Jelmoli Holdings, an owner of Swiss department stores, performed well. STX Engine, a South Korean manufacturer of ship engines and Tandberg, a Norway-based developer of video conferencing solutions, were also very strong contributors. Another large holding that contributed strongly was Aquarius Platinum, a South African metals and mining company.

      While we remain very constructive on the international small cap asset class, in the short term we are a little more cautious with respect to global equity markets in general, as illustrated by our defensive positioning of the portfolio. We believe that globalization continues to be a powerful and positive force, enhancing global economic growth and productivity. Nonetheless, we remain vigilant for signs of any possible negative impact that a slowdown in US consumption, deteriorating developments in global debt markets, geopolitical events or a possible rise in investor risk aversion could have on global equity markets. We believe the Fund is well positioned and reflects our current world views.

                                                Daniel Geber
                                                Portfolio Manager

                                                William W. Priest
                                                Portfolio Manager

                                                Michael Welhoelter
                                                Portfolio Manager

EPOCH INTERNATIONAL SMALL CAP FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2007, and held for the six months ended June 30, 2007.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2007 through
I Class                     January 1, 2007 June 30, 2007      June 30, 2007
---------------------------------------------------------------------------------
Actual                          $1,000        $1,130.91            $7.66
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000        $1,017.25            $7.25
---------------------------------------------------------------------------------

                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2007 through
P Class                     January 1, 2007 June 30, 2007      June 30, 2007
---------------------------------------------------------------------------------
Actual                          $1,000        $1,136.65            $9.01
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000        $1,016.50            $8.50

* Expenses are equal to the Fund's annualized expense ratio of 1.45% for the I Class and 1.70% for the P Class, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets


                       Epoch International Small Cap Fund
          Portfolio Holdings, by Country, as Percentage of Net Assets
                        as of June 30, 2007 (unaudited)

                                    [CHART]
                                                    Percentage of
    Country                                          Net Assets
    -------                                        --------------

    Belgium                                              8.42%
    Canada                                               3.63%
    Denmark                                              4.03%
    France                                               5.83%
    Germany                                              8.24%
    Great Britain                                       16.63%
    Greece                                               2.92%
    Ireland                                              2.48%
    Japan                                               14.56%
    Netherlands                                          3.07%
    Norway                                               2.73%
    Spain                                                2.85%
    Switzerland                                          7.88%
    Other                                               12.85%

                      EPOCH INTERNATIONAL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2007
                                  (unaudited)

        Number                                      % of      Market
        of Shares Security Description           Net Assets   Value
        --------- --------------------           ---------- -----------

                  COMMON STOCKS:                   96.11%

                  AUSTRALIA:                        1.70%
         125,900  AGL Energy Ltd                            $ 1,621,126
          72,777  Alinta Limited                                940,187
          75,228  Bank Of Queensland Ltd                      1,108,497
         463,200  Bolnisi Gold N.L.*                          1,037,953
          94,738  Coates Hire Limited                           467,203
         185,725  Macquarie Infrastructure Group                567,516
         169,400  Sino Gold Limited*                            809,519
         172,000  Transfield Service Ltd.                     1,621,989
                                                            -----------
                                                              8,173,990
                                                            -----------

                  AUSTRIA:                          1.17%
          73,600  Andritz AG                                  4,874,495
          18,450  Immoeast AG*                                  261,148
          17,300  Immofinanz AG*                                252,823
           3,760  OMV AG                                        251,565
                                                            -----------
                                                              5,640,031
                                                            -----------

                  BELGIUM:                          8.42%
          64,058  Ackermans & Van Haaren                      6,213,548
           3,600  Compagnie D' Enterprises CFE*               6,521,563
           1,350  Cumerio NV/SA                                  55,664
         114,600  Devgen*                                     2,912,640
             950  ETS Colruyt Halle*                            199,054
          50,111  EVS Broadcasting Equipment SA               4,133,124
          76,691  ICOS Vision Systems NV*                     3,690,955
          26,320  KBC Ancora*                                 3,084,959
         250,132  Telenet Group Holding*                      8,690,540
          23,000  Umicore SA                                  5,014,479
                                                            -----------
                                                             40,516,526
                                                            -----------

                  CANADA:                           3.63%
          21,365  Agnico Eagle Mines Ltd.                       779,823
         267,200  Aurizon Mines Ltd.                            881,624

       Number                                         % of      Market
       of Shares Security Description              Net Assets   Value
       --------- --------------------              ---------- -----------

                 CANADA (continued):
       1,150,000 Eastern Platinum Ltd.*                       $ 2,583,662
          25,150 Goldcorp Inc.                                    595,804
          47,090 IAMGOLD Corp.*                                   362,980
           5,424 Inmet Mining Corporation                         420,133
           4,858 Kinross Gold Corp.*                               56,581
          21,800 Meridian Gold Inc.*                              597,359
          53,400 Metallica Resources Inc.*                        246,971
          89,700 Minefinders Corporation Ltd*                   1,039,670
         458,650 Polaris Mineral Corp.*                         5,660,909
         284,190 Thompson Creek Metals Co.*                     4,260,980
                                                              -----------
                                                               17,486,496
                                                              -----------

                 CHINA:                               1.70%
         557,090 China Communications Construction                997,463
       2,760,614 China Fishery Group Ltd                        4,617,558
       1,900,000 Dalian Port (PDA) Co. Ltd.                     1,387,500
       1,980,686 Zijin Mining Group Co.                         1,167,777
                                                              -----------
                                                                8,170,298
                                                              -----------

                 DENMARK:                             4.03%
          85,100 BioMar Holding A/S*                            4,846,206
          69,800 Carlsberg A/S                                  8,456,994
          19,800 Rockwool International A/S                     6,060,380
                                                              -----------
                                                               19,363,580
                                                              -----------

                 FINLAND:                             0.78%
         171,891 Capman Oyj                                       936,489
          88,700 YIT Oyj                                        2,799,981
                                                              -----------
                                                                3,736,470
                                                              -----------

                 FRANCE:                              5.83%
          26,300 Alten SA*                                      1,035,360
           2,248 April Group SA                                   118,676
           7,500 Bacou Dalloz                                   1,142,592
          98,420 Club Mediterranee*                             6,998,637
          63,880 EDF Energies Nouvelles SA                      4,192,746
           3,900 Eiffage SA                                       558,348
          20,114 Gameloft SA*                                     164,240
          11,963 Group Bourbon SA*                                749,608

        Number                                       % of      Market
        of Shares Security Description            Net Assets   Value
        --------- --------------------            ---------- -----------

                  FRANCE (continued):
          50,540  Neopost SA*                                $ 7,413,945
           2,300  Orco Property Group                            364,729
          50,500  Orpea SA*                                    5,316,939
                                                             -----------
                                                              28,055,820
                                                             -----------

                  GERMANY:                           8.23%
          26,100  Bilfinger Berger AG                          2,323,490
          34,400  Curanum AG                                     354,371
          66,400  Douglas Holdings AG*                         4,329,420
         101,700  Freenet AG Npv                               3,320,341
          57,276  Fresenius AG                                 4,363,261
          75,603  Fresenius Medical Care AG & Co.              3,488,349
          30,461  Interhyp AG                                  3,315,008
          20,217  Merck KGaA                                   2,789,166
          13,400  Rhoen-Klinikum AG                              811,029
          28,900  Salzgitter AG                                5,606,141
          47,310  Schmack Biogas AG*                           3,581,670
          83,325  Stada Arzneimittel AG                        5,321,447
                                                             -----------
                                                              39,603,693
                                                             -----------

                  GREAT BRITAIN:                    16.63%
         591,590  Aggreko Plc                                  6,817,426
          316480  Balfour Beatty Plc                           2,812,287
           41577  Burren Energy Plc*                             681,373
          342870  Cobham Plc                                   1,399,599
           18300  Domestic & General Grp Plc                     499,229
          246295  Engel East Europe Nv*                          597,793
          350959  Expro International Group                    6,874,454
          121600  Greene King Plc*                             2,374,538
          116343  Homeserve Plc                                4,191,372
           33512  Lonmin                                       2,702,315
          301826  Marston's Plc                                2,406,597
           95782  Mitchells & Butler                           1,689,777
          749400  Morrison Supermarkets                        4,547,248
            4300  NDS Group Plc ADR*                             201,885
          738748  Northumbrian Water Group Plc*                4,556,706
          223400  Pennon Group                                 2,760,409
          269400  Petrofac Ltd                                 2,426,350
          226987  Punch Taverns Plc                            5,600,356
          461400  Scottish & Newcastle Plc                     5,927,974

      Number                                           % of      Market
      of Shares Security Description                Net Assets   Value
      --------- --------------------                ---------- -----------

                GREAT BRITAIN (continued):
        515865  Serco Group Plc                                $ 4,669,419
         81300  SIG Plc                                          2,165,699
         20200  Soco International Plc*                            780,400
        399119  Spice Plc                                        4,283,174
         71758  Tullow Oil Plc                                     702,425
         46740  Ultra Electronics Holdings Plc                   1,015,376
        191830  United Utilities                                 2,730,100
         44267  Venture Production*                                656,197
        110658  Whitbread Plc                                    3,926,632
                                                               -----------
                                                                79,997,110
                                                               -----------

                GREECE:                                2.92%
       152,700  Bank Of Cyprus Ltd.                              2,584,567
       172,382  Hellenic Exchanges SA*                           4,521,037
        94,750  Intralot SA                                      3,051,163
       328,095  Marfin Popular Bank                              3,894,381
                                                               -----------
                                                                14,051,148
                                                               -----------

                HONG KONG:                             0.73%
        41,100  China Shineway Pharmaceutical Group                 32,432
       229,722  Hong Kong Aircraft Engineering                   3,493,234
                                                               -----------
                                                                 3,525,666
                                                               -----------

                IRELAND:                               2.48%
        99,520  Anglo Irish Bank Corp Plc                        2,031,570
       176,000  C&C Group Plc*                                   2,374,584
       233,962  CPL Resources Plc*                               2,277,310
       162,186  Kingspan Group Plc                               4,551,820
       306,900  Newcourt Group Plc*                                705,741
                                                               -----------
                                                                11,941,025
                                                               -----------

                ITALY:                                 0.08%
         7,700  Fondiaria-Sai SPA                                  373,601
                                                               -----------

                JAPAN:                                14.56%
       125,280  Aioi Insurance Co. Ltd                             813,006
       361,560  Air Water Inc.                                   3,787,548
        23,900  AOC Holdings, Inc.                                 336,726
       141,550  Asahi Pretec Corp                                3,945,005
       337,040  Asics Corp                                       4,158,729

       Number                                         % of      Market
       of Shares Security Description              Net Assets   Value
       --------- --------------------              ---------- -----------

                 JAPAN (continued):
         174,896 Daiseki Co. Ltd.                             $ 3,648,685
         182,363 Dowa Mining Co.                                1,942,861
         124,363 Dowa Mining Rts                                       --
          64,260 Electric Power Development Co.                 2,551,033
         186,050 Fuji Fire & Marine Insurance Co.                 743,115
         581,324 Hokuhoku Financial Group, Inc.                 1,879,189
         337,100 Iwatani International                            961,348
          44,720 Japan Securities Finance Co., Ltd                601,436
          66,560 JFE Shoji Holdings Inc.                          515,526
          38,200 Matsuda Sangyo Co. Ltd.                          847,995
          39,100 Millea Holdings Inc.                           1,602,900
         107,200 MODEC Inc.                                     4,194,896
         109,410 Mori Seiki Co., Ltd.                           3,394,963
          21,750 Moshi Moshi Hotline, Inc.                        969,173
          19,100 Nakanishi Inc.                                 2,381,504
         583,300 Nippon Suisan Kaisha                           3,728,621
         101,010 Nisshinbo Inds.                                1,409,213
             242 Osaka Securities Exchange                      1,117,556
           7,600 Ryohin Keikaku Co. Ltd.                          469,805
         229,770 Shinko Plantech Co. Ltd.                       3,203,712
          46,170 Sumco Corp.                                    2,315,420
          72,970 Sumikin Bussan Corp.                             316,284
         121,390 Sumitomo Realty & Development Co               3,953,559
         398,455 Suruga Bank Ltd.                               5,013,373
          63,353 Sysmex Corporatioin                            2,335,382
         155,700 The Sumitomo Warehouse Co. Ltd.*               1,073,489
          66,000 Tokyo Tatemono                                   821,859
         501,082 Topix Banks ETF*                               1,640,097
         170,210 Toshiba Plant Systems & Servcies
                 Corporation                                    1,406,580
          50,900 Yoshimoto Kogyo Co., Ltd.                        804,140
             650 Yoshinoya D&C Co. Ltd.                         1,211,213
                                                              -----------
                                                               70,095,941
                                                              -----------

                 MALAYSIA:                            0.71%
       1,432,946 Top Glove Corp.                                3,400,914
                                                              -----------

                 NETHERLANDS:                         3.07%
         178,224 Boskalis Westminster N.V.                      7,110,167
          32,700 Nutreco Holding N.V.                           2,393,815
         125,000 SBM Offshore N.V.                              4,782,344

          Number                                  % of      Market
          of Shares Security Description       Net Assets   Value
          --------- --------------------       ---------- -----------

                    NETHERLANDS (continued):
            10,500  TNT N.V.                              $   474,537
                                                          -----------
                                                           14,760,863
                                                          -----------

                    NORWAY:                       2.73%
            52,700  Acergy SA-ADR                           1,183,642
           142,700  Austevoll Seafood ASA*                  1,428,162
            12,900  Cermaq ASA                                225,387
            22,750  Leroy Seafood Group ASA                   476,595
           221,700  Marine Harvest ASA*                       241,436
             6,300  Renewable Energy Corp ASA*                245,793
             26000  Stolt Nielsen SA                          866,637
           250,653  Tandberg                                5,644,284
           254,550  Tomra Systems ASA                       2,232,364
            19,500  Yara International ASA                    588,784
                                                          -----------
                                                           13,133,084
                                                          -----------

                    POLAND:                       1.46%
             8,880  Budimex SA*                               398,392
           289,815  Globe Trade Centre SA*                  5,076,079
            61,100  Grupa Lotos SA                          1,118,405
             4,225  Polimex Mostostal SA                      424,593
                                                          -----------
                                                            7,017,469
                                                          -----------

                    PORTUGAL:                     0.42%
            78,500  Jeronimo Martins, SGPS S/A                463,762
            26,352  Sonae Industria SGPS S/A                  382,971
           412,500  Sonae SGPS S/A                          1,171,083
                                                          -----------
                                                            2,017,816
                                                          -----------

                    ROMANIA:                      0.46%
           722,700  Impact Developer*                         389,470
           503,000  SIF 1 Banat-Crisana*                      839,237
           804,800  SIF 4 Mutenia Bucuresti*                  985,398
                                                          -----------
                                                            2,214,105
                                                          -----------

                    SINGAPORE:                    0.20%
           206,900  Yantai Raffles Shipyard*                  947,601
                                                          -----------

                    SOUTH AFRICA                  1.06%
           161,984  Aquarius Platinum Ltd                   5,081,810
                                                          -----------

        Number                                       % of      Market
        of Shares Security Description            Net Assets   Value
        --------- --------------------            ---------- -----------

                  SOUTH KOREA:                       1.57%
         126,000  STX Engine Co. Ltc.*                       $ 7,552,911
                                                             -----------

                  SPAIN:                             2.85%
          69,600  Abengoa SA*                                  2,866,989
          54,780  Banco Pastor                                 1,124,186
           6,950  Bankinter SA Registered                        623,875
           9,336  Indra Sistemas SA                              233,747
          55,500  Pescanova SA                                 2,848,905
          97,750  Prosegur, Compania De Seguridad              3,750,365
         239,700  Uralita SA*                                  2,245,669
                                                             -----------
                                                              13,693,736
                                                             -----------

                  SWEDEN:                            0.23%
          29,301  Boliden AB                                     610,973
          39,800  Eniro AB                                       507,238
                                                             -----------
                                                               1,118,211
                                                             -----------

                  SWITZERLAND:                       7.88%
             993  Bank Sarasin & Cie. AG                       4,226,395
           2,600  Calida Holding AG*                           1,399,722
          13,530  Galencia Holding AG                          4,962,805
           1,310  Jelmoli Holding AG*                          4,596,397
           5,620  Kuehne & Nagel International AG                517,879
           8,100  Lonza Group                                    745,086
          10,350  Nobel Biocare Holding AG                     3,386,304
          35,119  Phonak Holding AG                            3,155,861
           1,294  SGS SA                                       1,534,914
           6,489  St. Galler Kantonalbank*                     3,217,730
          14,600  Syngenta AG                                  2,852,970
         304,034  Temenos Group AG*                            7,302,181
                                                             -----------
                                                              37,898,244
                                                             -----------

                  TURKEY:                            0.05%
           9,000  Tupras-Turkiye Petrol                          216,363
                                                             -----------

                  UNITED STATES:                     0.53%
          39,500  IShares MSCI South Korea Index*              2,381,850
           2,300  Streettracks Gold Trust*                       147,821
                                                             -----------
                                                               2,529,671
                                                             -----------


              TOTAL INVESTMENTS
              (Cost: $385,698,090)              96.11% $462,314,193
              Other assets, net of liabilities   3.89%   18,728,590
                                               ------  ------------
              NET ASSETS                       100.00% $481,042,783
                                               ======  ============

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceeding the date of the Fund's related balance sheet)

ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $385,698,090) (Note 1)                        $462,314,193
 Cash & cash equivalents                                                                  14,057,176
 Foreign currency (cost of $1,149,339)                                                     1,154,049
 Receivable for investments sold                                                           3,673,396
 Receivable for capital stock sold                                                         2,494,890
 Dividends receivable                                                                        678,026
 Tax reclaim receivable                                                                      298,726
 Interest receivable                                                                           1,276
 Prepaid expenses                                                                             55,492
                                                                                        ------------
   TOTAL ASSETS                                                                          484,727,224
                                                                                        ------------

LIABILITIES
 Payable for securities purchased                                                          2,782,809
 Payable for capital stock redeemed                                                          328,182
 Accrued investment management fees                                                          424,785
 Accrued 12b-1 fees                                                                            1,175
 Other accrued expenses                                                                      147,490
                                                                                        ------------
   TOTAL LIABILITIES                                                                       3,684,441
                                                                                        ------------

NET ASSETS                                                                              $481,042,783
                                                                                        ============
NET ASSETS CONSIST OF:
 Paid-in-capital applicable to 17,791,355 $0.01 par value shares of beneficial interest
   outstanding                                                                          $366,582,300
 Undistributed net investment income (loss)                                                  655,411
 Accumulated net realized gain (loss) on investments and foreign currency transactions    37,160,257
 Net unrealized appreciation of investments and foreign currency                          76,644,815
                                                                                        ------------
 Net Assets                                                                             $481,042,783
                                                                                        ============
 NET ASSET VALUE PER SHARE
 I Class
   ($478,741,012 / 17,705,142 shares outstanding; 40,000,000 shares authorized)         $      27.04
                                                                                        ============
 P Class
   ($2,301,771 / 86,213 shares outstanding; 5,000,000 shares outstanding)               $      26.70
                                                                                        ============

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS

Six months ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

INCOME
 Dividend (net of foreign tax withheld of $370,431 )                                      $ 3,537,711
 Interest income                                                                              121,197
                                                                                          -----------
   Total investment income                                                                  3,658,908
                                                                                          -----------

EXPENSES
 Investment management fees (Note 2)                                                        2,115,775
 12b-1 fees (Note 2)                                                                            1,593
 Recordkeeping and administrative services (Note 2)                                           210,932
 Custodian fees                                                                               180,176
 Accounting fees                                                                               90,400
 Transfer agent fees (Note 2)                                                                  69,608
 Shareholder servicing and reports (Note 2)                                                    14,877
 Professional fees                                                                             35,952
 Compliance fees                                                                                2,728
 Filing and registration fees (Note 2)                                                         21,648
 Insurance expense                                                                             16,706
 Directors fees                                                                                 4,588
 Other                                                                                         28,024
                                                                                          -----------
   Total expenses                                                                           2,793,007
                                                                                          -----------
 Net investment income                                                                        865,901
                                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES & RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                   31,704,010
 Net realized gain (loss) on foreign currency conversions                                    (430,876)
 Net increase (decrease) in unrealized appreciation of investments and foreign currencies  16,362,625
                                                                                          -----------
 Net realized and unrealized gain (loss) on investments                                    47,635,759
                                                                                          -----------
 Increase (decrease) in net assets from operations                                        $48,501,660
                                                                                          ===========

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six months ended
                                                                      June 30, 2007    Year ended
                                                                       (unaudited)     12/31/2006*
                                                                     ---------------- ------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                                          $    865,901   $    209,800
 Net realized gain (loss) on investments and foreign currency
   transactions                                                          31,273,134     22,043,904
 Change in unrealized appreciation/depreciation on investments and
   foreign currencies                                                    16,362,625     40,867,175
                                                                       ------------   ------------
 Increase (decrease) in net assets from operations                       48,501,660     63,120,879
                                                                       ------------   ------------

DISTRIBUTION TO SHAREHOLDERS
 Net investment income
   I Class                                                                       --       (263,929)
   P Class                                                                       --             (5)
 Net realized gain
   I Class                                                                       --    (14,973,912)
   P Class                                                                       --        (13,576)
                                                                       ------------   ------------
 Decrease in net assets from distributions                                       --    (15,251,422)
                                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold
   I Class                                                              230,346,167    130,126,712
   P Class                                                                2,062,593        244,971
 Shares reinvested
   I Class                                                                       --     14,982,913
   P Class                                                                       --         11,215
 Shares redeemed
   I Class                                                              (86,807,789)   (21,803,855)
   P Class                                                                 (169,419)        (2,654)
                                                                       ------------   ------------
 Increase (decrease) in net assets from capital share transactions      145,431,552    123,559,302
                                                                       ------------   ------------

NET ASSETS
 Increase during period                                                 193,933,212    171,428,759
 Beginning of period                                                    287,109,571    115,680,812
                                                                       ------------   ------------
 End of period (including undistributed net investment income (loss)
   of $655,411 and $(210,490), respectively)                           $481,042,783   $287,109,571
                                                                       ============   ============

* Commencement of operations was January 25, 2005 for Class I shares and August 2, 2006 for Class P shares.

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                             Class I                                Class P
                                           ----------------------------------------     --------------------------
                                           Six months ended  Year ended  Period ended   Six months ended Period ended
                                            June 30, 2007   December 31, December 31,    June 30, 2007   December 31,
                                             (unaudited)        2006        2005*         (unaudited)       2006**
                                           ---------------- ------------ ------------   ---------------- ------------
Net asset value, beginning of period           $  23.91       $  18.26     $  15.00          $23.49         $21.20
                                               --------       --------     --------          ------         ------
Investment activities
  Net investment income (loss)                     0.02          (0.01)        0.02            0.01          (0.02)
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                    3.11           7.00         3.24            3.20           3.63
                                               --------       --------     --------          ------         ------
Total from investment activities                   3.13           6.99         3.26            3.21           3.61
                                               --------       --------     --------          ------         ------

Distributions
  Net investment income                              --          (0.02)          --              --          (0.00)/1/
  Net realized gain                                  --          (1.32)          --              --          (1.32)
                                               --------       --------     --------          ------         ------
Total distributions                                  --          (1.34)          --              --          (1.32)
                                               --------       --------     --------          ------         ------
Net asset value, end of period                 $  27.04       $  23.91     $  18.26          $26.70         $23.49
                                               ========       ========     ========          ======         ======
Total Return                                      13.09%         38.40%       21.73%          13.67%         17.10%

Ratios/Supplemental Data
Ratio to average net assets-
  Expenses                                         1.45%***       1.55%        1.73%***        1.70%***       1.80%***
  Net investment income                            0.45%***       0.11%        0.13%***       (0.20)%***     (0.41)%***
Portfolio turnover rate                           55.97%         74.83%       48.91%          55.97%         74.83%
Net assets, end of period (000's)              $478,741       $286,841     $115,681          $2,302         $  268

*  Commencement of operations was January 25, 2005.
** Commencement of operations was August 2, 2006.
***Annualized
/1/  Less than $0.01 per share.

See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 40,000,000; P Class: 5,000,000; A
Class: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

      The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the United States. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is in the bottom 25% of publicly traded companies in each country where the Fund invests.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Security Transactions and Dividends

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Class Net Asset Values and Expenses.

      All income and expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

NOTE 2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.10% on the average daily net assets of the Fund. For the six months ended June 30, 2007, EIP earned and received $2,115,775 in advisory fees.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until January 14, 2008 so that the ratio of total annual operating expenses is limited to 1.64% for Class I and 1.89% for Class P of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. There were no reimbursements recoverable at December 31, 2006.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the six months ended June 30, 2007, there were $1,593 of 12b-1 fees incurred by the Fund's Class P shares.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2007, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the six months ended June 30, 2007 redemption fees of $2,230 were received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.15% on the first $75,000,000 of average daily net assets and 0.10% on assets in excess of $75,000,000. CSS earned and received $210,932 for its services for the six months ended June 30, 2007. Additionally, the Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. CSS received $825 of the $14,877 of shareholder servicing and reports expense incurred, and $1,920 of the $21,648 of filing and registration fees incurred, for hourly services provided to the Fund.

      Fund Services, Inc. ("FSI") is the Fund's transfer and dividend disbursing agent. FSI earned and received $69,608 for its services for the six months ended June 30, 2007.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

NOTE 3.  INVESTMENTS

      Purchases and sales of securities other than short-term notes aggregated $341,675,926 and $212,660,387, respectively, for the six months ended June 30, 2007.

NOTE 4.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of dividends paid during the six months ended June 30, 2007 and the year ended December 31, 2006, respectively, was as follows:

                                   Six months ended
                                    June 30, 2007      Year ended
                                     (unaudited)    December 31, 2006
                                   ---------------- -----------------
          Distributions paid from:
          Ordinary income                $--           $ 7,112,319
          Long term capital gains         --             8,139,103
                                         ---           -----------
                                         $--           $15,251,422
                                         ===           ===========

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                                                   Year ended
                                                                December 31, 2006
                                                                -----------------
Undistributed net investment income (loss)*                        $ 1,364,965
Accumulated net realized gain (loss) on investments and foreign
  currency transactions                                              5,088,300
Net unrealized appreciation/(depreciation) of investments and
  foreign currency                                                  59,626,197
Post-October losses on foreign currency                               (120,639)
                                                                   -----------
Total                                                              $65,958,823
                                                                   ===========

* For tax purposes, short-term capital gain and short-term capital gains distributions are considered ordinary income.

      The difference between components of distributable earnings on a book and tax basis is primarily related to the tax deferral of losses on wash sales, passive foreign investment companies income and post-October losses on foreign currencies.

NOTE 5.  CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                                   Class I                Class P
                              Six months ended       Six months ended
                                June 30, 2007          June 30, 2007
                                 (unaudited)            (unaudited)
                          ------------------------  ------------------
                            Shares        Value      Shares    Value
                          ----------  ------------  ------- ----------
        Shares sold        9,089,569  $230,340,167  81,245  $2,062,593
        Shares reinvested         --            --      --          --
        Shares redeemed   (3,382,455)  (86,807,789) (6,446)   (169,419)
                          ----------  ------------  ------  ----------
        Net increase       5,707,114  $143,538,378  74,799  $1,893,174
                          ==========  ============  ======  ==========

                                    Class I               Class P
                                  Year ended           Period ended
                               December 31, 2006     December 31, 2006*
                           ------------------------  ----------------
                             Shares        Value      Shares    Value
                           ----------  ------------  -------  --------
         Shares sold        6,051,101  $130,126,712  11,043   $244,971
         Shares reinvested    631,858    14,982,913     481     11,215
         Shares redeemed   (1,020,649)  (21,803,855)   (110)    (2,654)
                           ----------  ------------  ------   --------
         Net increase       5,662,310  $123,305,770  11,414   $253,532
                           ==========  ============  ======   ========

* Commencement of operations was August 2, 2006.

EPOCH INTERNATIONAL SMALL CAP FUND
Supplemental Information (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL FEDERAL TAX INFORMATION

      The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund was reported to shareholders on the 2006 Form 1099-DIV.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                      Semi-Annual Report to Shareholders

                              EPOCH INTERNATIONAL
                                SMALL CAP FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2007
                                  (Unaudited)

Dear Shareholder:

      Epoch's Global Equity Shareholder Yield Fund's (the "Fund") NAV performance through June 30, 2007 was 7.64%. During the first half of the year, dividends received exceeded $13.3 million of which $10.9 million was paid out to investors producing a yield of approximately 2.3%/(1)/ on Fund shares. Consistent with our strategy, a significant number of portfolio holdings announced and executed material share buy backs. This balance sheet improvement and generally strong operating results led to the 5.33% price appreciation in the Fund shares.

      During the same period, global equity markets as measured by the S&P/Citigroup Broad Market Index--Global Equity Index rose 9.94% reflecting the significant liquidity and sunny outlooks in many markets. However, as the summer began, clouds began to appear in the form of rising interest rates and widening credit spreads. Central bankers around the world continue to raise interest rates in an attempt to ward off inflation. We expect this trend to continue for the foreseeable future.

      Another concern spreading through the markets has been the sub-prime and related CDO crisis in the US fixed income market. While initially believed by many to be contained to the US housing market and its various investors, the rapid decline in value of underlying securities and the use of leverage by investors has led to well publicized defaults and fund closures. This has had the further impact of raising financing costs for private equity firms as they seek to capitalize their recent acquisitions. Over $200 billion of high yield financing and related bridge loans have seen materially changes over the last couple of months. High Yield spreads over Treasuries have gone from 275 basis points to over 350 basis points and covenant-lite loans are no longer available.

      The most immediate impact of the sub-prime fiasco on the equity market has been to slow the pace of acquisitions, particularly leveraged ones. The potential takeout bid had been a key support for many names in the global equity markets and is now being re-evaluated. Another effect on the global markets has been increased volatility with markets achieving both all-time record highs and substantial one day declines over just the last few weeks. We believe this trend to be with us for the near term.

      It is during these volatile times that we believe our strategy will prove its worth. Operating results, and importantly management statements and actions of our portfolio holdings have been strong and favorable for most of the Fund's investments. By focusing on high quality companies (defined as those generating significant free cash flow) that continue to return a significant amount to their shareholders, the Global Equity Shareholder Yield Fund should continue to produce superior risk-adjusted returns.

                                                William W. Priest
                                                Portfolio Manager

                                                Eric Sappenfield
                                                Portfolio Manager

                                                Michael Welhoelter
                                                Portfolio Manager

/(1)/Assumes all dividends are reinvested.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2007, and held for the six months ended June 30, 2007.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------
                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2007 through
I Shares                    January 1, 2007 June 30, 2007      June 30, 2007
---------------------------------------------------------------------------------
Actual                          $1,000        $ 1076.40            $4.79
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000        $1,020.35            $4.66
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2007 through
P Shares                    January 1, 2007 June 30, 2007      June 30, 2007
---------------------------------------------------------------------------------
Actual                          $1,000        $1,075.50            $6.07
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)     $1,000        $1,019.10            $5.91
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.93% for Class I and 1.18% for Class P, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year, divided by 365 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets


                   Epoch Global Equity Shareholder Yield Fund
          Portfolio Holdings, by Country, as Percentage of Net Assets
                       As of June 30, 2007 (unaudited)

                                     [CHART]

                                                         Percentage of
Country                                                   Net Assets
-------                                                 --------------
United States                                               47.29%
Great Britain                                                8.89%
Australia                                                    6.97%
Italy                                                        6.09%
France                                                       3.42%
Canada                                                       3.08%
Norway                                                       2.76%
Belgium                                                      2.43%
Germany                                                      2.21%
Ireland                                                      1.48%
Finland                                                      1.41%
Austria                                                      1.24%
Other Countries                                              5.95%

                  EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2007
                                  (Unaudited)

       Number                                        % of      Market
       of Shares Security Description             Net Assets   Value
       --------- --------------------             ---------- -----------

                 COMMON STOCKS:                     93.10%

                 AUSTRALIA:                          6.96%
       1,720,288 APN News & Media Ltd.                       $ 8,542,056
         114,500 Australia & New Zealand Banking*              2,817,468
       1,759,400 Fairfax Media Ltd.                            7,018,880
       1,447,600 Insurance Australia Group*                    7,003,720
       1,716,307 Macquarie Infrastructure                      5,244,485
         228,900 St George Bank                                6,883,706
         130,500 Westpac Banking Corp                          2,842,317
                                                             -----------
                                                              40,352,632
                                                             -----------

                 AUSTRIA:                            1.24%
         287,400 Telekom Austria AG                            7,187,917
                                                             -----------

                 BELGIUM:                            2.43%
         126,950 Belgacom SA*                                  5,637,839
          67,100 Fortis                                        2,858,351
          70,400 INBEV                                         5,599,072
                                                             -----------
                                                              14,095,262
                                                             -----------

                 BRAZIL:                             0.50%
          66,200 Cia de Saneamento Basico ADR                  2,918,096
                                                             -----------

                 CANADA:                             3.08%
         154,300 Manitoba Telecom Services Inc.                6,801,210
         109,500 Transalta Corp                                2,753,455
         633,800 Yellow Pages Income Fund                      8,281,463
                                                             -----------
                                                              17,836,128
                                                             -----------

                 CHINA:                              0.49%
       1,924,000 Petrochina Co Ltd H Shrs                      2,824,816
                                                             -----------

                 FINLAND:                            1.41%
         260,200 Fortum Corp                                   8,157,416
                                                             -----------

        Number                                       % of      Market
        of Shares Security Description            Net Assets   Value
        --------- --------------------            ---------- -----------

                  FRANCE:                            3.41%
          305,700 France Telecom SA                          $ 8,430,827
          271,700 PagesJaunes Groupe SA                        5,719,036
          130,600 Vivendi                                      5,633,970
                                                             -----------
                                                              19,783,833
                                                             -----------

                  GERMANY:                           2.21%
          120,000 RWE AG                                      12,814,390
                                                             -----------

                  GREAT BRITAIN:                     8.88%
          400,000 Barclays PLC                                 5,584,426
          178,450 De La Rue PLC*                               2,788,453
           97,400 Diageo PLC Sponsored ADR                     8,114,394
          338,700 GKN PLC                                      2,705,704
          193,077 Kelda Group PLC                              3,650,237
        1,229,800 Legal & General Group                        3,702,751
          495,500 Lloyds TSB Group PLC                         5,526,214
          485,250 National Grid                                7,183,419
        1,108,100 Tomkins PLC                                  5,779,118
        1,909,000 Vodafone Group PLC                           6,425,503
                                                             -----------
                                                              51,460,219
                                                             -----------

                  HONG KONG:                         0.32%
        4,050,000 Vitasoy International Holdings*              1,864,665
                                                             -----------

                  IRELAND:                           1.48%
        1,148,800 Independent News & Media                     5,823,985
          110,100 Irish Life & Permanent                       2,764,037
                                                             -----------
                                                               8,588,022
                                                             -----------

                  ITALY:                             6.08%
          715,100 Arnoldo Mondadori Editore                    7,008,892
        1,048,900 Enel Societe Per Azioni                     11,308,613
           59,700 Eni Spa Spon ADR                             4,319,295
        1,505,900 Telecom Italia                               4,132,727
        2,450,700 Terna Spa                                    8,481,539
                                                             -----------
                                                              35,251,066
                                                             -----------

                  MALAYSIA:                          0.41%
          183,500 British American Tobacco                     2,390,014
                                                             -----------

      Number                                          % of      Market
      of Shares Security Description               Net Assets   Value
      --------- --------------------               ---------- -----------

                NETHERLANDS:                          0.97%
         59,000 ABN Amro Holdings Nv                          $ 2,715,898
         93,800 Wolters Kluwer*                                 2,872,206
                                                              -----------
                                                                5,588,104
                                                              -----------

                NEW ZEALAND:                          0.97%
        202,100 Telecom New Zealand Ltd Spon ADR                5,642,632
                                                              -----------

                NORWAY:                               2.75%
        338,000 Statoil ASA Sponsored ADR                      10,481,380
        516,000 Veidekke ASA                                    5,470,552
                                                              -----------
                                                               15,951,932
                                                              -----------

                PHILIPPINES:                          0.49%
         50,100 Philippine Long Distance Sponsored
                ADR                                             2,865,720
                                                              -----------

                SINGAPORE:                            0.52%
        987,000 Singapore Press Holdings*                       2,992,277
                                                              -----------

                SWEDEN:                               0.50%
        148,800 Swedish Match AB                                2,879,930
                                                              -----------

                TAIWAN:                               0.77%
      3,558,000 Far Eastone Tele Co. Ltd.*                      4,433,239
                                                              -----------

                UNITED STATES:                       47.23%
        134,000 AllianceBernstein Holding LP                   11,670,060
        108,600 Altria Group Inc.                               7,617,204
         72,100 American Campus Communities Inc.                2,039,709
        282,355 AT&T Inc.                                      11,717,733
        117,400 Automatic Data Processing                       5,690,378
        128,350 Ball Corp                                       6,824,370
        113,200 Bank Of America Corp                            5,534,348
        186,300 Bristol Myers Squibb Co.                        5,879,628
        173,200 CBS Corp-Class B                                5,771,024
        747,600 Citizens Communications Co.                    11,415,852
         74,500 Conocophillips*                                 5,848,250
         53,600 Davita Inc.*                                    2,887,968
         30,700 Diamond Offshore Drilling Inc.                  3,117,892
        163,700 Du Pont E I De Nemours & Co.                    8,322,508

     Number                                                      Market
     of Shares Security Description                              Value
     --------- --------------------                           ------------

               UNITED STATES (continued):
      619,650  Duke Energy Co.                                $ 11,339,595
      144,400  Gatehouse Media Inc.                              2,678,620
      184,750  General Electric Co.                              7,072,230
       92,000  General Maritime Corp                             2,463,760
      287,200  Great Plains Energy Inc.                          8,363,264
       57,800  Hawaiian Electric Inds Inc.                       1,369,282
      195,000  Health Care Property Invs REIT                    5,641,350
      172,520  Idearc Inc.                                       6,095,131
      185,950  Iowa Telecommunications Services, Inc.            4,226,644
      272,200  Keyspan Corp                                     11,426,956
       90,000  Laclede Group Inc.                                2,869,200
      155,000  Magellan Midstream Partners - LP                  7,219,900
       92,500  Merck & Co.                                       4,606,500
      124,900  Northern Border Partners - LP                     8,549,405
      107,800  Packaging Corporation Of America                  2,728,418
      184,050  Pfizer Inc.                                       4,706,158
      249,600  Powershares High Yield Equity Dividend
               Achievers                                         3,841,344
      185,700  Progress Energy Inc.                              8,466,063
      181,600  Reynolds American Inc.                           11,840,320
      158,600  Southern Company                                  5,438,394
       89,900  Southern Copper Corp                              8,473,974
      185,775  Spectra Energy Corp                               4,822,719
      334,000  Teco Energy Inc.                                  5,738,120
      253,700  US Bancorp                                        8,359,415
      109,200  UST Inc.                                          5,865,132
      274,600  Verizon Communications                           11,305,282
      114,050  Westar Energy Inc.                                2,769,134
      753,100  Windstream Corp                                  11,115,756
                                                              ------------
                                                               273,728,990
                                                              ------------
               TOTAL INVESTMENTS
               (Cost $496,997,208)                     93.10% $539,607,300
               Other assets, net of liabilities         6.90%   40,018,242
                                                      ------  ------------
               Net Assets                             100.00% $579,625,542
                                                      ======  ============

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceeding the date of the Fund's related balance sheet)

ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $496,997,208) (Note 1)                       $539,607,300
 Cash & cash equivalents                                                                 29,815,542
 Foreign currency at value (cost $12,420,515)                                            12,566,392
 Unrealized appreciation on forward foreign currency contracts (Note 6)                      19,936
 Receivable for capital stock sold                                                        6,289,841
 Receivable for investments sold                                                          2,028,719
 Dividends receivable                                                                     1,979,173
 Tax reclaim receivable                                                                     122,392
 Interest receivable                                                                          2,516
 Prepaid expenses                                                                            54,813
                                                                                       ------------
   TOTAL ASSETS                                                                         592,486,624
                                                                                       ============

LIABILITIES
 Payable for securities purchased                                                        12,089,884
 Payable for capital stock redeemed                                                         350,554
 Accrued investment management fees                                                         325,170
 Accrued 12b-1 fees                                                                           4,866
 Other accrued expenses                                                                      90,608
                                                                                       ------------
   TOTAL LIABILITIES                                                                     12,861,082
                                                                                       ------------

NET ASSETS                                                                             $579,625,542
                                                                                       ============

NET ASSETS CONSIST OF:
 Paid-in-capital applicable to 30,539,971 $.01 par value shares of beneficial interest
   outstanding                                                                         $520,825,193
 Accumulated net investment income (loss)                                                   (20,654)
 Accumulated net realized gain (loss) on investments and foreign currency                16,055,992
 Net unrealized appreciation (depreciation) on investments and foreign currency          42,765,011
                                                                                       ------------
 Net Assets                                                                            $579,625,542
                                                                                       ============
 NET ASSET VALUE PER SHARE
 I Class
   ($574,508,219 / 30,269,262 shares outstanding; 40,000,000 authorized)               $      18.98
                                                                                       ============
 P Class
   ($5,117,323 / 270,709 shares outstanding; 5,000,000 authorized)                     $      18.90
                                                                                       ============

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF OPERATIONS

Six months ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
 Dividend (net of foreign tax withheld of $937,332 )                                      $12,389,022
 Interest income                                                                              740,217
                                                                                          -----------
   Total investment income                                                                $13,129,239
                                                                                          -----------

EXPENSES
 Investment management fees (Note 2)                                                        1,526,129
 12b-1 fees, Class P (Note 2)                                                                   4,017
 Recordkeeping and administrative services (Note 2)                                           127,605
 Custodian fees                                                                                74,319
 Accounting fees                                                                               79,218
 Transfer agent fees (Note 2)                                                                  77,312
 Shareholder services and reports (Note 2)                                                     14,877
 Professional fees                                                                             35,952
 Compliance fees                                                                                2,728
 Directors fees                                                                                 4,588
 Filing and registration fees (Note 2)                                                         16,538
 Other                                                                                         40,209
                                                                                          -----------
   Total expenses                                                                           2,003,492
                                                                                          -----------
 Net investment income (loss)                                                              11,125,747
                                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
 Net realized gain (loss) on investments                                                   13,969,400
 Net realized gain (loss) on foreign currency conversions                                     175,438
 Net increase (decrease) in unrealized depreciation of investments and foreign currencies   9,820,272
                                                                                          -----------
 Net realized and unrealized gain (loss)                                                   23,965,110
                                                                                          -----------
 Increase (decrease) in net assets from operations                                        $35,090,857
                                                                                          ===========

See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Six months ended
                                                               June 30, 2007        Year ended
                                                                (unaudited)    December 31, 2006(*)
                                                              ---------------- --------------------
Increase (Decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                                  $  11,125,747      $   6,520,327
 Net realized gain (loss) on investments and foreign currency
   transactions                                                   14,144,838       2,100,261.00
 Change in net unrealized appreciation/depreciation on
   investments and foreign currencies                              9,820,272         33,281,303
                                                               -------------      -------------
 Increase (decrease) in net assets from operations                35,090,857         41,901,891
                                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   I Class                                                       (10,784,112)        (6,573,972)
   P Class                                                           (80,929)           (12,818)
 Net realized gain
   I Class                                                                --           (401,619)
   P Class                                                                --             (2,385)
                                                               -------------      -------------
 Decrease in net assets from distributions                       (10,865,041)        (6,990,794)
                                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold
   I Class                                                       385,818,566        180,909,957
   P Class                                                         3,440,049          3,459,758
 Shares reinvested
   I Class                                                        10,445,825          6,919,665
   P Class                                                            47,866              3,119
 Shares redeemed
   I Class                                                      (117,365,153)       (22,062,823)
   P Class                                                           (96,690)        (1,963,211)
                                                               -------------      -------------
 Increase (decrease) in net assets from capital share
   transactions                                                  281,790,463        167,266,465
                                                               -------------      -------------

NET ASSETS
 Increase (decrease) during period                               306,016,279        202,177,562
 Beginning of period                                             273,609,263         71,431,701
                                                               -------------      -------------
 End of period (including undistributed net investment
   income (loss) of $(20,654) and $(281,360), respectively)    $ 579,625,542      $ 273,609,263
                                                               =============      =============

* Commencement of operations was December 27, 2005 for Class I shares and August 2, 2006 for Class P shares.
See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                             Class I Shares                            Class P Shares
                                           ---------------------------------------             --------------------------
                                           Six months ended  Year ended     Period ended       Six months ended Period ended
                                            June 30, 2007   December 31,    December 31,        June 30, 2007   December 31,
                                             (unaudited)        2006           2005*             (unaudited)       2006**
                                           ---------------- ------------ ------------          ---------------- ------------
Net asset value beginning of period            $  18.02       $  14.92     $ 15.00                  $17.94         $16.00
                                               --------       --------     -------                  ------         ------
Investment activities
  Net investment income (loss)                     0.17           0.63        0.00/[1]/               0.16           0.19
  Net realized and unrealized gain (loss)
   on investments                                  1.20           3.13       (0.08)                   1.19           1.99
                                               --------       --------     -------                  ------         ------
Total from investment activities                   1.37           3.76       (0.08)                   1.35           2.19
                                               --------       --------     -------                  ------         ------
Less distributions from
  Net investment income                           (0.41)         (0.63)         --                   (0.39)         (0.21)
  Net realized gain                                  --          (0.03)         --                      --          (0.03)
                                               --------       --------     -------                  ------         ------
Total distributions                               (0.41)         (0.66)         --                   (0.40)         (0.24)
                                               --------       --------     -------                  ------         ------
Net asset value end of period                  $  18.98       $  18.02     $ 14.92                  $18.90         $17.94
                                               ========       ========     =======                  ======         ======
Total Return                                       7.64%         25.71%      (0.53)%                  7.55%         13.73%

Ratios/Supplemental Data

Ratio to average net assets/(A)/
  Expenses/(B)/                                    0.93%***       1.05%       1.10%***/(A)(B)/        1.18%***       1.30%***
  Net investment income (loss)                     5.10%***       3.88%      (1.10)%***               4.85%***       2.74%***
Portfolio turnover rate                           23.66%         32.40%       0.00%                  23.66%         32.40%
Net assets, end of period (000's)              $574,508       $272,016     $71,432                  $5,117         $1,593

*  Commencement of operations was December 27, 2005.
** Commencement of operations was August 2, 2006.
***Annualized
/[1]/Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 2.49% for the period ended December 31, 2005.
/(B)/Expense ratio--net reflects the effect of the management fee waivers and reimbursement of expenses in 2005.

See Notes to Financial Statements

EPOCH GLOBAL SHAREHOLDER EQUITY YIELD FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch Global Shareholder Equity Yield Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on December 27, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 40,000,000; P
Class: 5,000,000; A Class: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares ("Class I" and "Class P").

      The objective of the Fund is to provide a high level of income by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the investment advisor (the "Advisor") believes they represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Security Transactions and Income

      Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Currency Translation

      The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified for financial versus tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Class Net Asset Values and Expenses

      All income and expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

2. INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.70% on the average daily net assets of the Fund. For the six months ended June 30, 2007, EIP earned and received $1,526,129 in advisory fees.

      In the interest of limiting the operating expenses of the Fund, the Advisor contractually agreed to waive or limit its fees and to assume other operating expenses until December 31, 2006 so that the ratio of total annual operating expenses was limited to 1.10% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's P Class average daily net assets. For the six months ended June 30, 2007, there were $4,017 of distribution expenses incurred by the Fund's Class P shares.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2007, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the six months ended June 30, 2007 redemption fees of $16,436 were received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.10% on the first $75,000,000 of average daily net assets and 0.05% on assets in excess of $75,000,000. CSS earned and received $127,605 for its services for the six months ended June 30, 2007. Additionally, the Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. CSS received $1,063 of the $14,877 of shareholder servicing and reports expense incurred, and $1,770 of the $16,538 of filing and registration fees incurred, for hourly services provided to the Fund.

      Fund Services, Inc. ("FSI") provides transfer and dividend disbursing agent services to the Fund. FSI earned and received $77,312 for its services for the six months ended June 30, 2007.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and FSI.

3. INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended June 30, 2007, aggregated $359,231,577 and $95,180,257, respectively.

4. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      The tax character of distributions paid during the six months ended June 30, 2007 and the year ended December 31, 2006 were as follows:

                                   Six Months Ended
                                    June 30, 2007      Year Ended
                                     (unaudited)    December 31, 2006
                                   ---------------- -----------------
          Distributions paid from:
          Ordinary income            $10,865,041       $6,990,794
                                     ===========       ==========

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                             Year Ended        Period Ended
                                          December 31, 2006 December 31, 2005*
                                          ----------------- ------------------
  Undistributed ordinary income**            $ 1,938,347        $      --
  Unrealized appreciation/depreciation on
    investments and foreign currency
    contracts                                 32,636,186         (336,564)
                                             -----------        ---------
  Total                                      $34,574,533        $(336,564)
                                             ===========        =========

       * Commencement of operations was December 27, 2005 for Class I shares and August 2, 2006 for Class P shares.
       ** For tax purposes, short-term capital gain distributions and short-term capital gains are considered ordinary income.

5. CAPITAL STOCK TRANSACTIONS

      Capital stock transactions were:

                                  Class I                 Class P
                              Six Months Ended        Six Months Ended
                               June 30, 2007           June 30, 2007
                                (unaudited)             (unaudited)
                         -------------------------  -------------------
                           Shares        Value       Shares     Value
                         ----------  -------------  -------  ----------
       Shares sold       20,945,784  $ 385,818,566  184,395  $3,440,049
       Shares reinvested    553,700     10,445,825    2,541      47,866
       Shares redeemed   (6,325,445)  (117,865,153)  (5,046)    (96,690)
                         ----------  -------------  -------  ----------
       Net increase      15,174,039  $ 278,399,238  181,890  $3,391,225
                         ==========  =============  =======  ==========

                                  Class I                 Class P
                                Year ended              Period ended
                             December 31, 2006       December 31, 2006*
                         ------------------------  ---------------------
                           Shares        Value      Shares      Value
                         ----------  ------------  --------  -----------
       Shares sold       11,228,779  $180,909,957   212,790  $ 3,459,758
       Shares reinvested    421,291     6,919,665       179        3,119
       Shares redeemed   (1,340,974)  (22,062,823) (124,150)  (1,963,211)
                         ----------  ------------  --------  -----------
       Net increase      10,309,096  $165,766,799    88,819  $ 1,499,666
                         ==========  ============  ========  ===========

       *  Commencement of operations for Class P shares was August 2, 2006.

6. FORWARD FOREIGN CURRENCY CONTRACTS

      In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency

      In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Open forward foreign currency contracts at June 30, 2007 were as follows:

                               U.S. $   Currency  Settle Unrealized
            Currency           Amount    Amount    Date  Gain/(Loss)
            --------          --------- --------- ------ -----------
            Australian dollar   204,139   243,051 7/2/07    2,163
            Euro dollar       3,869,247 2,875,227 7/2/07   17,773

EPOCH GLOBAL SHAREHOLDER EQUITY YIELD FUND
Supplemental Information (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330

ADDITIONAL FEDERAL TAX INFORMATION

      The Fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the Fund was reported to shareholders on the 2006 Form 1099-DIV.

      The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2006 which qualify for the Dividends Received Deduction available to corporate shareholders was 53.55%.

ADVISORY CONTRACT APPROVAL

      At its meeting held on October 26, 2005, the Board of Directors of the Company, including the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Advisor") for its initial term. In connection with this meeting, the Board requested and reviewed a variety of written materials from the Advisor regarding: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund;
(iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors used this information, as well as other information that the Advisor and other Fund service providers may have submitted to the Board, to help them decide whether to approve the Advisory Agreement. In approving the Advisory Agreement, the Directors considered many factors, including the following:

      The nature, extent and quality of services to be provided by the Advisor. The Directors reviewed the services that the Advisor would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Directors received information concerning the investment philosophy and investment process to be applied by the Advisor in managing the Fund. In this regard, the Directors considered the Advisor's research capabilities as well as other resources available to the Advisor. The Directors also discussed with officers and portfolio managers of the Fund the investment strategy of the Fund and the type of investments that would be made on behalf of the Fund. Additionally, the Directors considered the Advisor's personnel structure, portfolio manager compensation and its positive compliance history. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Advisor.

      Investment performance of the Fund and the Advisor. While the Fund is new and therefore has no performance history, on the basis of the Directors' assessment of the nature, extent and quality of advisory services to be provided or procured by the Advisor, the Directors concluded that the Advisor is capable of generating a level of investment performance that is appropriate in light of the Fund's investment objective, policies and strategies and competitive with many other investment companies.

      Consideration of advisory fee; Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund. Next, the Directors considered the level of advisory fees paid by the Fund and profitability of the Advisor. In reviewing the proposed investment advisory fee, the Directors considered the Advisor's profitability, noting that the Advisor currently has a negative profit margin. Based on such information, the Directors concluded that the advisory fee and the overall expense ratio of the Fund are generally consistent with industry averages and otherwise fair and reasonable in light of the services provided by the Advisor.

      The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Although the Advisory Agreement does not provide for breakpoints in the advisory fee should Fund assets meaningfully grow, the Board concluded that the advisory fees appropriately reflect the Fund's expected size, the current economic environment of the Advisor, and the competitive nature of the investment company market. The Directors therefore concluded that they were satisfied with the fee levels under the Advisory Agreement, given that economies of scale would not likely be realized during the initial term of the Advisory Agreement and that this issue could be revisited at any time that economies of scale materialized.

      Other considerations. The Board also determined that the Advisor had made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Advisor's expense limitation and fee waiver arrangement with the Fund, which could result in the Advisor waiving a substantial amount of advisory fees for the benefit of shareholders.

      Based on the Board's deliberations and its evaluation of the information described above, the Board, including the independent Directors, unanimously:
(a) concluded that the terms of the Advisory Agreement are fair and reasonable;
(b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                      Semi-Annual Report to Shareholders

                              EPOCH GLOBAL EQUITY
                            SHAREHOLDER YIELD FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2007
                                  (unaudited)

Dear Shareholder:

      Epoch's U.S. All Cap Equity Fund (the "Fund") returned 7.83% for the first six months of the year. This compares with a return of 7.11 on the Russell 3000 Index for the same period.

      On a combined basis, sector allocation was the real driver of the strategy's out-performance this past six months. Of particular note was the positive contribution from the underweight in Financials and the overweight in Information Technology relative to the market. Security selection contributed positively in the Health Care, Utility and Energy sectors but was offset by security selection in the Information Technology and Financial sectors.

      The first half of this year has been one of steadily rising equity prices punctuated by very short-lived corrections on any disconcerting news. Liquidity has been plentiful both in terms of global money supply and credit. While corporate profitability remains healthy, growth in profits is decelerating and it is, in our view, abundant liquidity that has been a key driver of equity returns.

      Looking forward, it is clear that credit is getting more expensive. With interest rates ratcheting up around the world, credit spreads are widening and all areas of debt financing are beginning to be affected. We are monitoring both the price and availability of credit and the impact on the broader economy. The Financial sector will continue to be confronted with the dual challenges of rising interest rates and deteriorating credit profiles and we continue our very conservative posture in the sector, with a very modest weight in companies that we believe are uniquely positioned to not only weather a difficult credit environment but to capitalize on any opportunities presented by it.

      Business inventories are in reasonable shape and we anticipate business spending will continue at a steady pace. This is expressed in the portfolio's over-weights in information technology and materials. On the other hand, we think that the consumer will become increasingly challenged because personal income has not kept pace with rising prices for food and energy and the attractiveness of home equity withdrawals has diminished. All of these factors will curtail the consumer's spending capacity. Housing activity and housing prices will remain weak due to the high levels of inventory in both new and existing homes which will need to clear the market. As such, the portfolio exposures within the consumer discretionary sector emphasize cable and media rather than retail.

      High energy prices should be the norm for the foreseeable future and we continue to invest in energy companies that we believe have unrecognized growth opportunities. We are emphasizing service companies where high levels of activity will be required to offset rapid rates of production decline, producing strong cash flow regardless of interim oil and gas price volatility.

      We continue to recommend our long-term strategy of free cash flow-based investing. The recipe is simple: identify companies that generate free cash flow every year and use it wisely to benefit shareholders. Believe it or not, many of these stocks are available at reasonable prices. In our opinion, this investment philosophy should weather market forces of all kinds.

                                                     William W. Priest
                                                     Portfolio Manager

                                                     David N. Pearl
                                                     Portfolio Manager

                                                     Michael Welhoelter
                                                     Portfolio Manager

EPOCH U.S. ALL CAP EQUITY FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2007, and held for the six months ended June 30, 2007.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2007 through
Class I Shares              January 1, 2007 June 30, 2007      June 30, 2007
---------------------------------------------------------------------------------
Actual                         $1,000.00      $1,078.30            $6.65
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)    $1,000.00      $1,018.55            $6.46

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

                                                           Expenses Paid During
                               Beginning       Ending             Period*
                             Account Value  Account Value January 1, 2007 through
Class P Shares              January 1, 2007 June 30, 2007      June 30, 2007
---------------------------------------------------------------------------------
Actual                         $1,000.00      $1,075.40            $7.92
---------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)    $1,000.00      $1,017.30            $7.70

* Expenses are equal to the Fund's annualized expense ratio of 1.54%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

Portfolio Holdings, by Sector, as Percentage of Net Assets


                         Epoch U.S. All Cap Equity Fund
           Portfolio Holdings, by Sector, as Percentage of Net Assets
                         As of June 30, 2007 (unaudited)

                                    [CHART]
                                                     Percentage of
    Sector Decription                                 Net Assets
    -----------------                                -------------
    Aerospace                                           4.01%
    Broadcast, Radio, TV                                6.93%
    Consumer Discretionary                              1.75%
    Consumer Staples                                    5.91%
    Cosmetics & Toiletries                              2.00%
    Energy                                              3.29%
    Environmental Services                              2.23%
    Entertainment                                       4.47%
    Financial Services                                  5.71%
    Healthcare Products                                 6.76%
    Healthcare Services                                11.41%
    Insurance                                           2.09%
    Manufacturing                                       5.87%
    Major Chemicals                                     2.27%
    Oil & Gas Exploration                              12.80%
    Software & Services                                15.30%
    Specialty Chemicals                                 3.14%

                        EPOCH U.S. ALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2007
                                  (unaudited)

       Number                                          % of      Market
       of Shares Security Description               Net Assets   Value
       --------- --------------------               ---------- ----------

                 COMMON STOCKS                        95.94%

                 AEROSPACE:                            4.01%
         4,800   Alliant Techsystems, Inc.*                    $  475,920
         9,650   Boeing Co.                                       927,944
                                                               ----------
                                                                1,403,864
                                                               ----------

                 BROADCAST, RADIO, TV:                 6.93%
        39,700   Comcast CL-A Special*                          1,110,012
         4,300   Liberty Media Corp--Capital A*                   506,024
        38,250   News Corp. CL-A                                  811,282
                                                               ----------
                                                                2,427,318
                                                               ----------

                 CONSUMER DISCRETIONARY:               1.75%
        10,500   Nike, Inc.                                       612,045
                                                               ----------

                 CONSUMER STAPLES:                     5.91%
        10,100   Altria Group Inc.                                708,414
         7,500   Bunge Limited                                    633,750
         6,200   Hershey Foods                                    313,844
        12,550   Sysco Corp.                                      414,025
                                                               ----------
                                                                2,070,033
                                                               ----------

                 COSMETICS & TOILETRIES:               2.00%
        13,450   International Flavors & Fragrances               701,283
                                                               ----------

                 ENERGY:                               3.29%
        15,400   Arch Coal, Inc.                                  535,920
        71,850   Silicon Image, Inc.*                             616,473
                                                               ----------
                                                                1,152,393
                                                               ----------

                 ENVIRONMENTAL SERVICES:               2.23%
        20,000   Waste Management Inc.                            781,000
                                                               ----------

      Number                                            % of      Market
      of Shares Security Description                 Net Assets   Value
      --------- --------------------                 ---------- ----------

                ENTERTAINMENT:                          4.47%
        9,450   Harrah's Entertainment, Inc.                    $  805,707
       19,150   International Game Technology                      760,255
                                                                ----------
                                                                 1,565,962
                                                                ----------

                FINANCIAL SERVICES:                     5.71%
       12,150   Bank Of New York Company, Inc.                     503,496
       33,900   Hudson City Bancorp, Inc.                          414,258
       12,950   Istar Financial, Inc.                              574,073
       24,300   Western Union Co.                                  506,169
                                                                ----------
                                                                 1,997,996
                                                                ----------

                HEALTHCARE PRODUCTS:                    6.76%
       34,200   Boston Scientific Corp.                            524,628
       23,200   Bristol Myers Squibb, Inc.                         732,192
       22,950   Endo Pharmaceuticals Holdings, Inc.                785,578
       12,650   Pfizer Inc                                         323,461
                                                                ----------
                                                                 2,365,859
                                                                ----------

                HEALTHCARE SERVICES:                   11.41%
       16,200   Aetna US Healthcare                                800,280
       17,300   Davita, Inc.                                       932,124
        7,900   Laboratory Corp. of America Holdings               618,254
       11,000   Thermo Fischer Scientific Inc.                     568,920
       20,300   Ventas Inc.                                        735,875
        4,250   Wellpoint, Inc.                                    339,277
                                                                ----------
                                                                 3,994,730
                                                                ----------

                INSURANCE:                              2.09%
        6,750   Everest Re Group Ltd.                              733,320
                                                                ----------

                MANUFACTURING:                          5.87%
        9,150   Agilent Technologies, Inc.                         351,726
        9,300   American Standard Companies, Inc.                  548,514
       13,400   MEMC Electronic Materials, Inc.                    819,008
        6,100   Siligan Holdings Inc.                              337,208
                                                                ----------
                                                                 2,056,456
                                                                ----------

                MAJOR CHEMICALS:                        2.27%
       15,650   Du Pont EI De Nemours & Co                         795,646
                                                                ----------

       Number                                         % of      Market
       of Shares Security Description              Net Assets   Value
       --------- --------------------              ---------- -----------

                 OIL & GAS EXPLORATION:               12.80%
        10,850   ConocoPhillips                               $   851,725
        12,350   Exxon Mobil Corp.                              1,035,918
         9,050   Helix Energy Solutions Group Inc.                361,185
         6,650   National Oilwell Varco Inc.                      693,196
         9,800   Oneok, Inc.                                      494,018
        21,683   Southern Union Co.                               706,633
         6,150   Weatherford International Ltd.                   339,726
                                                              -----------
                                                                4,482,401
                                                              -----------

                 SOFTWARE & SERVICES:                 15.30%
         2,850   Apple Computer, Inc.*                            347,814
        11,000   Automatic Data Processing, Inc.                  533,170
        11,450   Diebold, Inc.                                    597,690
        13,550   Electronic Arts, Inc.*                           641,186
        12,250   Fair Isaac Corp                                  491,470
        27,160   Micron Technology, Inc.*                         340,315
        35,950   Microsoft Corp.                                1,059,446
        44,450   Oracle Corp.*                                    876,110
        17,300   Yahoo! Inc.*                                     469,349
                                                              -----------
                                                                5,356,550
                                                              -----------

                 SPECIALTY CHEMICALS:                  3.14%
         4,300   Air Products & Chemicals, Inc.                   345,591
        10,500   Praxair, Inc.                                    755,895
                                                              -----------
                                                                1,101,486
                                                              -----------

                 TOTAL INVESTMENTS:                   95.94%  $33,598,342
                 (Cost: $29,515,539)
                 Other assets, net of liabilities      4.06%    1,420,806
                                                     ------   -----------
                 NET ASSETS                          100.00%  $35,019,148
                                                     ======   ===========

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet)

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $29,515,539) (Note 1)                        $33,598,342
 Cash                                                                                    1,186,175
 Receivable for capital stock sold                                                          12,055
 Dividends receivable                                                                       18,068
 Receivable for securities sold                                                            245,247
 Interest receivable                                                                         5,003
 Prepaid expenses                                                                           21,948
                                                                                       -----------
   TOTAL ASSETS                                                                         35,086,838
                                                                                       -----------

LIABILITIES
 Payable for securities purchased                                                           21,143
 Payable for capital stock redeemed                                                         25,000
 Accrued investment management fees                                                         15,058
 Accrued 12b-1 fees                                                                            256
 Accrued administration                                                                        649
 Accrued accounting fees                                                                     1,385
 Accrued custody fees                                                                        4,199
                                                                                       -----------
   TOTAL LIABILITIES                                                                        67,690
                                                                                       -----------

NET ASSETS                                                                             $35,019,148
                                                                                       ===========
Net Assets Consist of:
 Paid-in-capital applicable to 1,912,032 $0.01 par value shares of beneficial interest
   outstanding                                                                         $29,626,375
 Undistributed net investment income (loss)                                                 41,470
 Accumulated net realized gain (loss) on investments                                     1,268,500
 Net unrealized appreciation of investments                                              4,082,803
                                                                                       -----------

NET ASSETS                                                                             $35,019,148
                                                                                       ===========
 NET ASSET VALUE PER SHARE
 I Class
   ($34,958,035 / 1,908,684 shares outstanding; 20,000,000 authorized)                 $     18.32
                                                                                       ===========
 P Class
   ($61,113 / 3,348 shares outstanding; 15,000,000 authorized)                         $     18.25
                                                                                       ===========

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF OPERATIONS

Six months ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

  INVESTMENT INCOME
   Dividend                                                        $  205,134
   Interest                                                            32,328
                                                                   ----------
     Total investment income                                          237,462
                                                                   ----------

  EXPENSES
   Investment management fees (Note 2)                    158,019
   12b-1 fees, Class P (Note 2)                               144
   Recordkeeping and administrative services (Note 2)      15,887
   Accounting fees (Note 2)                                 7,911
   Custodian fees                                          11,175
   Transfer agent fees (Note 2)                             9,209
   Professional fees                                       19,877
   Filing and registration fees (Note 2)                    9,919
   Directors fees                                           4,632
   Compliance fees                                          2,727
   Shareholder servicing & reports (Note 2)                10,929
   Other                                                   10,707
                                                          -------
     Total expenses                                       261,136
                                                          -------
     Management fee waivers (Note 2)                      (57,037)
                                                          -------
     Net expenses                                                     204,099
                                                                   ----------
   Net investment income (loss)                                        33,363
                                                                   ----------

  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                          1,403,603
   Net increase in unrealized appreciation on investments           1,060,469
                                                                   ----------
   Net realized and unrealized gain (loss) on investments           2,464,072
                                                                   ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $2,497,435
                                                                   ==========

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Six months ended
                                                                    June 30, 2007       Year ended
                                                                     (unaudited)    December 31, 2006*
                                                                   ---------------- ------------------
Increase (decrease) in Net Assets
OPERATIONS
 Net investment income (loss)                                        $    33,363       $    11,458
 Net realized gain (loss) on investments                               1,403,603            26,561
 Change in net unrealized appreciation on investments                  1,060,469         2,933,237
                                                                     -----------       -----------
 Increase (decrease) in net assets from operations                     2,497,435         2,971,256
                                                                     -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   I Class                                                                    --            (3,351)
                                                                     -----------       -----------
 Decrease in net assets from distributions                                    --            (3,351)
                                                                     -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Shares sold
   I Class                                                             7,954,129        16,267,469
   P Class                                                                31,852           126,686
 Distributions reinvested
   I Class                                                                    --             3,042
   P Class                                                                    --                --
 Shares redeemed
   I Class                                                            (2,593,110)       (6,203,741)
   P Class                                                              (120,728)               --
                                                                     -----------       -----------
 Increase (decrease) in net assets from capital share transactions     5,272,143        10,193,456
                                                                     -----------       -----------

NET ASSETS
 Increase during period                                                7,769,578        13,161,361
 Beginning of period                                                  27,249,570        14,088,209
                                                                     -----------       -----------
 End of period (includes undistributed net investment income
   of $41,470 and $8,107, respectively)                              $35,019,148       $27,249,570
                                                                     ===========       ===========


* Commencement of operations was July 25, 2005 for Class I shares and August 15, 2006 for Class P shares.

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                    Class I Shares                        Class P Shares
                                     ---------------------------------------      --------------------------
                                     Six months ended  Year ended  Period ended   Six months ended Period ended
                                      June 30, 2007   December 31, December 31,    June 30, 2007   December 31,
                                       (unaudited)        2006        2005*         (unaudited)       2006**
                                     ---------------- ------------ ------------   ---------------- ------------
Net asset value, beginning of period     $ 16.99        $ 14.91      $ 15.00           $16.97         $15.31
                                         -------        -------      -------           ------         ------
Investment activities
  Net investment income (loss)              0.02           0.01/1/        --/1/          0.18          (0.01)
  Net realized and unrealized gain
   (loss) on investments                    1.31           2.07        (0.09)            1.10           1.67
                                         -------        -------      -------           ------         ------
Total from investment activities            1.33           2.08        (0.09)            1.28           1.66
                                         -------        -------      -------           ------         ------
Distributions
  Net investment income                       --             --/1/        --               --             --
                                         -------        -------      -------           ------         ------
Total distributions                           --             --           --               --             --
                                         -------        -------      -------           ------         ------
Net asset value, end of period           $ 18.32        $ 16.99      $ 14.91           $18.25         $16.97
                                         =======        =======      =======           ======         ======
Total Return                                7.83%         13.96%       (0.60)%           7.54%         10.84%

Ratios/Supplemental Data
Ratio to average net assets/ (A)/
  Expenses, net/(B)/                        1.29%***       1.29%        1.29%***         1.54%***       1.54%***
  Net investment income (loss)              0.21%***       0.05%       (0.07)%***       (0.04)%***     (0.21)%***
Portfolio turnover rate                    20.45%         63.87%       16.96%           20.45%         63.87%
Net assets, end of period (000's)        $34,958        $27,108      $14,088           $   61         $  142

*  Commencement of operations was July 25, 2005
** Commencement of operations was August 15, 2006
***Annualized
/1/  Less than one cent per share.
/(A)/Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.36% for Class I and Class P for the six months ended June 30, 2007, 0.43% for Class I and 1.08% for Class P for the year ended December 31, 2006 and 1.26% for Class I for the period ended December 31, 2005.
/(B)/Expense ratio--net reflects the effect of the management fee waivers and reimbursement of expenses.

See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Epoch U.S. All Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established July 25, 2005 as a series of TWF which has allocated to the Fund 50,000,000 (I Class 20,000,000; P Class 15,000,000; A Class 15,000,000) shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

      The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation

      The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

Federal Income Taxes

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Security Transactions and Income

      Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

      Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

Accounting Estimates

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

      Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Class Net Asset Values and Expenses

      All income and expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

NOTE 2--INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

      Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.00% on the average daily net assets of the Fund. For the six months ended June 30, 2007, EIP earned $158,019 in advisory fees, of which $57,037 was waived.

      In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until August 1, 2008 so that the ratio of total annual operating expenses is limited to 1.29% of average net assets of Class I shares and 1.54% of Class P shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three
(3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of June 30, 2007 was $150,655 and expires as follows:

                           Year Expiring      Amount
                           -------------     --------
                           December 31, 2008 $ 47,800
                           December 31, 2009  102,855
                                             --------
                                             $150,655
                                             ========

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor. The Fund or the Advisor may incur such distribution expenses at the rate of 25% per annum on the Fund's P Class average daily net assets. For the six months ended June 30, 2007, there were $144 of 12b-1 fees incurred by Class P shares.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2007, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the six months ended June 30, 2007 there were no redemption fees received by the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives 0.10% on the first $75,000,000 of average daily net assets and 0.05% on assets in excess of $75,000,000. CSS earned and received $15,887 for its services for the six months ended June 30, 2007. Additionally, the Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. CSS received $930 of the $10,929 of shareholder servicing and reports expense incurred, and $1,730 of the $9,919 of filing and registration fees incurred, for hourly services provided to the Fund.

      Fund Services, Inc. ("FSI") is the Fund's transfer and dividend disbursing agent. FSI earned and received $9,209 for its services for the six months ended June 30, 2007.

      Commonwealth Fund Accounting ("CFA") is the Fund's pricing agent. CFA earned and received $7,911 for its services for the six months ended June 30, 2007.

      Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and FSI.

NOTE 3--INVESTMENTS

      The cost of purchases and proceeds from the sales of securities other than short-term notes for the six months ended June 30, 2007, were $10,908,164 and $6,462,868, respectively.

NOTE 4--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

      The tax character of distributions during the year ended December 31, 2006 and the period ended December 31, 2005 were as follows:

                                      Year ended       Period ended
                                   December 31, 2006 December 31, 2005
                                   ----------------- -----------------
          Distributions paid from:
          Ordinary income               $3,351              $--
                                        ======              ===

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

            Undistributed net investment income          $    8,107
            Accumulated net realized loss on investments   (121,603)
            Unrealized appreciation                       3,008,834
                                                         ----------
                                                         $2,895,338
                                                         ==========

      The difference between components of distributable earnings on a book and tax basis is primarily related to wash sales.

      As of December 31, 2006, the Fund had capital loss carryforwards of $121,603 available to offset future capital gains, of which $34,203 expires in 2013 and $87,400 expires in 2014.

NOTE 5--CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for the fund were:

                                   Class I Shares       Class P Shares
                                  Six months ended     Six months ended
                                   June 30, 2007         June 30, 2007
                                    (unaudited)           (unaudited)
                               ---------------------  ------------------
                                Shares      Value     Shares     Value
                               --------  -----------  ------  ----------
       Shares sold              460,417  $ 7,954,129   1,806   $  31,852
       Shares reinvested             --           --      --          --
       Shares redeemed         (147,678)  (2,593,110) (6,810)   (120,728)
                               --------  -----------  ------  ----------
       Net increase (decrease)  312,739  $ 5,361,019  (5,004) ($  88,876)
                               ========  ===========  ======  ==========

                                 Class I Shares      Class P Shares
                                   Year ended         Period ended
                                December 31, 2006    December 31, 2006*
                             ----------------------  ------------------
                               Shares      Value     Shares    Value
                             ---------  -----------  ------   --------
           Shares sold       1,050,610  $16,267,469  8,352    $126,686
           Shares reinvested       178        3,042     --          --
           Shares redeemed    (399,589)  (6,203,741)    --          --
                             ---------  -----------  -----    --------
           Net increase        651,199  $10,066,770  8,352    $126,686
                             =========  ===========  =====    ========

*  Commencement of operations was August 15, 2006.

EPOCH U.S. ALL CAP EQUITY FUND
Supplemental Information (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 will be available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser:

   Epoch Investment Partners, Inc.
     640 Fifth Avenue, 18th Floor
     New York, NY 10019

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Epoch International's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                      Semi-Annual Report to Shareholders

                              EPOCH U.S. ALL CAP
                                  EQUITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2007
                                  (unaudited)

REMS Real Estate Value Opportunity Fund

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                              Expenses Paid During
                            Beginning Account Ending Account         Period*
                                  Value           Value      January 1, 2007 through
                             January 1, 2007  June 30, 2007       June 30, 2007
------------------------------------------------------------------------------------
Actual                           $1,000         $1,030.10             $7.55
------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)      $1,000         $1,017.50             $7.50

* Expenses are equal to the Fund's annualized expense ratio of 2.16%, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

                    REMS Real Estate value Opportunity Fund
     Common Stock Holdings by Industry Sector as Percentage of Net Assets
                           as of 6/30/07 (unaudited)
                                   [CHART]

            Industry Segment                 Percentage of Net Assets
            -----------------               ---------------------------

             Diversified/Other                          7.22%
             Healthcare                                 2.25%
             Hotel                                      2.85%
             Multi-Family                              17.55%
             Office/Industrial                         25.37%
             Retail                                    21.03%



                    REMS Real Estate value Opportunity Fund
     Preferred Stock Holdings by Industry Sector as Percentage of Net Assets
                           as of 6/30/07 (unaudited)
                                   [CHART]

             Industry Segment                 Percentage of Net Assets
             -----------------               ---------------------------

             Diversified/Other                          7.61%
             Healthcare                                 1.74%
             Hotel                                      3.07%
             Industrial                                 1.16%
             Mortgage                                   2.01%
             Multi-Family                               3.47%
             Office                                     7.05%
             Retail                                    10.24%

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2007
                                  (unaudited)

  Number                                                            Market
  of shares Security Description                                    Value
  --------- --------------------                                  -----------

            LONG POSITIONS

            COMMON STOCKS                                  66.47%

            DIVERSIFIED/OTHER:                              6.29%
    38,100  Colonial Properties Trust**                           $ 1,388,745
    36,123  I Star Financial Inc.                                   1,601,333
    38,500  MI Developments                                         1,402,940
                                                                  -----------
                                                                    4,393,018
                                                                  -----------

            HEALTHCARE:                                     1.96%
    49,300  Healthcare Realty TS                                    1,369,554
                                                                  -----------

            HOTEL:                                          2.48%
    40,700  Hilton Hotels Corp.                                     1,733,746
                                                                  -----------

            MULTI-FAMILY:                                  15.30%
    45,200  American Campus Communities, Inc.                       1,278,708
    40,800  Apartment Investment & Management Co.                   2,057,136
   106,200  Canadian Apartment Properties (Canada)                  1,951,425
    26,600  Equity Lifestyle Properties Inc.                        1,388,254
    39,600  Post Properties Inc.**                                  2,064,348
    73,800  United Dominion Realty Trust, Inc.                      1,940,940
                                                                  -----------
                                                                   10,680,811
                                                                  -----------

            OFFICE/INDUSTRIAL:                             22.11%
    87,900  Allied Properties Real Estate Investment Trust
              (Canada)                                              1,781,311
    78,600  Biomed Realty Trust                                     1,974,432
    44,500  Brookfield Properties                                   1,081,795
   128,300  DCT Industrial Trust                                    1,380,508
    46,400  Duke Realty Corp.                                       1,655,088
    49,400  Liberty Property Trust**                                2,170,142
    44,000  Maguire Properties                                      1,510,520
    52,100  Mack-Cali Realty Corp                                   2,265,829
   115,900  Mission West Properties Inc.                            1,615,646
                                                                  -----------
                                                                   15,435,271
                                                                  -----------

  Number                                                            Market
  of shares Security Description                                    Value
  --------- --------------------                                  -----------

            RETAIL:                                        18.33%
    45,200  Acadia Realty Trust                                   $ 1,172,940
   109,700  Kite Realty Group Trust**                               2,086,494
   160,600  Magna Entertainment*                                      468,952
    52,300  Pennsylvania Real Estate Investment Trust               2,318,459
   131,600  Primaris Retail R.E.                                    2,411,965
    60,800  Ramco-Gershenson Properties Trust**                     2,184,544
    85,600  Urstadt Biddle Properties Class A                       1,456,056
     1,700  Weingarten Realty                                         698,700
                                                                  -----------
                                                                   12,798,110
                                                                  -----------

            TOTAL COMMON STOCKS
            (Cost $39,872,681)                                    $46,410,510
                                                                  -----------

            PREFERRED STOCK:                               31.68%

            DIVERSIFIED/OTHER:                              6.63%
    14,200  Colonial Properties Trust, Series D, 8.125%               361,106
    34,000  Cousins Properties Inc., Series A, 7.75%**                884,000
    33,900  Crescent Real Estate Series A, 6.75%**                    843,262
    17,200  IStar Financial Inc., Series D, 8.000%**                  439,288
    16,400  IStar Financial Inc., Series G, 7.650%**                  409,344
    35,475  Public Storage Inc., Series A, 6.125%**                   922,705
    32,500  Vornado Realty Trust, Series G, 6.625%                    769,600
                                                                  -----------
                                                                    4,629,305
                                                                  -----------

            HEALTHCARE:                                     1.51%
    28,400  Healthcare Property Investors Inc., Series F,
              7.100%**                                                710,000
    13,800  Healthcare REIT, Inc., Series D, 7.875%**                 347,070
                                                                  -----------
                                                                    1,057,070
                                                                  -----------

            HOTEL:                                          2.68%
    25,000  Felcor Lodging Trust, Inc., Series A, 1.950%**            640,625
    33,900  LaSalle Hotel Properties, Series G, 7.250%                800,040
    17,100  Sunstone Hotel Inc., Series A, 8.00%                      430,236
                                                                  -----------
                                                                    1,870,901
                                                                  -----------

            INDUSTRIAL:                                     1.01%
    29,200  Duke Realty Corp., Series L, 6.60%**                      706,932
                                                                  -----------

  Number                                                             Market
  of shares Security Description                                     Value
  --------- --------------------                                   -----------

            MORTGAGE:                                        1.75%
   34,700   Annaly Mortgage Management Inc., Series A,
              7.875%                                               $   873,746
   14,100   MFA Mortgage Investment Inc., Series A,
              8.50%**                                                  346,860
                                                                   -----------
                                                                     1,220,606
                                                                   -----------

            MULTI-FAMILY:                                    3.03%
   19,300   Apartment Investment & Management Co.,
              Series Y, 7.875%                                         489,448
   37,600   BRE Properties, Series C, 6.750%                           908,040
   28,300   Mid-American Apartment Communities, Series H,
              8.30%                                                    715,990
                                                                   -----------
                                                                     2,113,478
                                                                   -----------

            OFFICE:                                          6.14%
   25,300   Alexandria Real Estate Equity Series C,
              8.3750%                                                  646,921
   27,600   Biomed Realty Trust, Series A, 7.375%                      690,000
   18,600   Brandywine Realty Trust Series C, 7.50%                    461,652
   19,800   Digital Realty Series B, 7.875%                            499,752
    3,441   Highwoods Properties, Series B, 8.00%**                     86,713
   13,600   Lexington Corporate Properties Trust Series B,
              8.05%**                                                  342,040
   35,000   Maguire Properties Inc., Series A, 7.625%**                852,250
   28,300   SL Green Realty Corp., Series C, 7.625%                    707,783
                                                                   -----------
                                                                     4,287,111
                                                                   -----------

            RETAIL:                                          8.93%
   22,100   CBL & Associates Properties, Series C, 7.75%**             555,594
    8,600   Developers Diversified Realty, Series G, 8.00%             217,494
   15,700   Developers Diversified Realty, Series H, 7.375%            394,855
   14,500   Kilroy Realty Corp., Series F, 7.500%**                    362,645
   34,800   Realty Income Corp, Series E, 6.750%                       865,824
   33,400   Regency Centers Corp, Series E, 6.70%                      799,930
   22,200   Saul Centers Inc., Series A, 8.00%**                       563,658
    9,900   Simon Property Group Inc., Series G, 7.89%                 495,198
   22,800   Tanger Factory Outlet Series C, 7.50%                      577,980
   16,800   Urstadt Biddle Properties, Inc., Series D, 7.50%           420,336
   41,300   Weingarten Realty Investment, Series F, 6.500%             980,875
                                                                   -----------
                                                                     6,234,389
                                                                   -----------

            TOTAL PREFERRED STOCKS
            (Cost $24,494,870)                                      22,119,792
                                                                   -----------

            TOTAL LONG POSITIONS
            (Cost $64,367,551)                                      68,530,302
                                                                   -----------

   Number                                                          Market
   of shares Security Description                                  Value
   --------- --------------------                               -----------

             SECURITIES SOLD SHORT

             COMMON STOCK                               -12.19%

             DIVERSIFIED/OTHER:                          -8.99%
   (15,400)  iShares Cohen & Steer                              $(1,392,930)
   (18,200)  iShares Dow Jones U.S. Real Estate Index
               Fund                                              (1,405,950)
   (10,900)  SPDR Dow Jones Wilshire International Real
               Estate ETF                                          (708,391)
    (8,000)  Lennar Corp.                                          (292,480)
   (30,600)  Dow Jones Real Estate Investment Trust ETF          (2,476,458)
                                                                -----------
                                                                 (6,276,209)
                                                                -----------

             FINANCIAL:                                  -2.73%
   (13,700)  Arbor Realty Trust                                    (353,597)
   (14,600)  BankUnited Financial Corporation                      (293,022)
    (7,300)  Cohen & Steers, Inc.                                  (317,185)
   (10,200)  Corus Bankshares, Inc.                                (176,052)
    (9,400)  Countrywide Financial                                 (341,690)
    (6,400)  Downey Financial Corp.                                (422,272)
                                                                -----------
                                                                 (1,903,818)
                                                                -----------

             MULTI-FAMILY:                               -0.47%
   (39,000)  Tarragon Realty*                                      (329,940)
                                                                -----------

             TOTAL SECURITIES SOLD SHORT
             (Proceeds $9,680,728)                               (8,509,967)
                                                                -----------

             NET INVESTMENTS IN SECURITIES
             (Cost: $54,686,823)                         85.96% $60,020,335
             Other assets, net of liabilities            14.04%   9,804,850
                                                        ------  -----------

             NET ASSETS                                 100.00% $69,825,185
                                                        ======  ===========

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)

** All or a portion of position is segregated as collateral for securities sold short. The segregated market value of collateral is $12,780,742.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $64,367,551) (Note 1)                        $68,530,302
 Deposits with brokers for securities sold short                                         8,490,908
 Cash                                                                                      914,413
 Receivable from broker                                                                      3,953
 Dividends and interest receivable                                                         385,602
 Receivable for capital stock sold                                                         150,823
 Prepaid expenses                                                                           19,089
                                                                                       -----------
   TOTAL ASSETS                                                                         78,495,090
                                                                                       -----------
LIABILITIES
 Payable for securities sold short (proceeds $9,680,728)                                 8,509,967
 Payable for capital stock redeemed                                                        127,823
 Accrued management fees                                                                    19,522
 Other accrued expenses                                                                     12,593
                                                                                       -----------
   TOTAL LIABILITIES                                                                     8,669,905
                                                                                       -----------

NET ASSETS                                                                             $69,825,185
                                                                                       ===========
Net Assets Consist of :
 Paid-in-capital applicable to 4,297,194 $0.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                           $56,804,921
 Undistributed net investment income (loss)                                                (21,606)
 Accumulated net realized gain (loss) on investments                                     7,708,358
 Net unrealized appreciation (depreciation) on investments                               4,162,751
 Net unrealized appreciation (depreciation) on investments sold short                    1,170,761
                                                                                       -----------
 Net Assets                                                                            $69,825,185
                                                                                       ===========
NET ASSET VALUE PER SHARE ($69,825,185/4,297,194 shares outstanding)                   $     16.25
                                                                                       ===========

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF OPERATIONS

Six months ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends                                                                     $ 2,098,152
 Interest                                                                          163,871
                                                                               -----------
   Total investment income                                                       2,262,023
                                                                               -----------

EXPENSES
 Investment advisory fees (Note 2)                                                 354,032
 Recordkeeping and administrative services (Note 2)                                 35,403
 Accounting fees (Note 2)                                                           30,140
 Transfer agent fees (Note 2)                                                       22,178
 Custody fees                                                                        2,451
 Legal and audit fees                                                               22,889
 Compliance fees                                                                     2,684
 Registration fees (Note 2)                                                          9,466
 Shareholder servicing and reports (Note 2)                                         54,126
 Directors fee                                                                       4,534
 Insurance                                                                          12,610
 Dividend expense                                                                   96,613
 Miscellaneous                                                                      17,852
                                                                               -----------
   Total expenses                                                                  664,978
 Fees paid indirectly (Note 6)                                                     (18,815)
 Management fee waiver (Note 2)                                                    (18,114)
                                                                               -----------
   Net expenses                                                                    628,049
                                                                               -----------
 Net investment income                                                           1,633,974
                                                                               ===========

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  SECURITIES SOLD SHORT
Net realized gain (loss) on:
 Investments                                                                     6,139,363
 Securities sold short                                                             663,971
Net increase (decrease) in unrealized appreciation/depreciation on:
 Investments                                                                    (7,687,010)
 Securities sold short                                                           1,121,004
                                                                               -----------
Net increase (decrease) in unrealized appreciation/depreciation on investments     237,328
                                                                               -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                              $ 1,871,302
                                                                               ===========


See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Six months ended    July 1, 2006
                                                    June 30, 2007        through        Year ended
                                                     (unaudited)    December 31, 2006* June 30, 2006
                                                   ---------------- ------------------ -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income                               $  1,633,974      $    576,891    $  1,314,323
 Net realized gain on investments and securities
   sold short                                           6,803,334         3,348,659       3,106,430
 Change in unrealized appreciation/depreciation
   on investments and securities sold short            (6,566,006)        4,263,653         641,429
                                                     ------------      ------------    ------------
 Increase (decrease) in net assets from operations      1,871,302         8,189,203       5,062,182
                                                     ------------      ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
 Net investment income                                 (1,655,580)         (815,670)       (641,107)
 Net realized gain on investments                              --        (3,197,345)     (5,020,015)
 Return of capital                                             --                --        (307,209)
                                                     ------------      ------------    ------------
 Decrease in net assets from distributions             (1,655,580)       (4,013,015)     (5,968,331)
                                                     ------------      ------------    ------------
CAPITAL SHARE TRANSACTIONS (Note 5)
 Shares sold                                           18,791,916        13,517,154      22,939,744
 Distributions reinvested                               1,053,174         2,839,515       4,198,516
 Shares redeemed                                      (11,092,405)      (14,853,172)    (14,029,408)
                                                     ------------      ------------    ------------
 Increase (decrease) in net assets from capital
   share transactions                                   8,752,685         1,503,497      13,108,852
                                                     ------------      ------------    ------------
NET ASSETS
 Increase (decrease) during period                      8,968,407         5,679,685      12,202,703
 Beginning of period                                   60,856,778        55,177,093      42,974,390
                                                     ------------      ------------    ------------
NET ASSETS at the end of the period
  (including accumulated net investment income
  (loss) of ($21,606), $0, and $354,462,
  respectively)                                      $ 69,825,185      $ 60,856,778    $ 55,177,093
                                                     ============      ============    ============

* Effective July 1, 2006, the Fund changed its year end from June 30 to December 31.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND*
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                           Six months ended    July 1, 2006         Year ended June 30     December 16, 2002
                            June 30, 2007         through       -------------------------       through
                             (unaudited)    December 31, 2006**   2006     2005     2004   June 30, 2003/1/
                           ---------------- ------------------- -------  -------  -------  -----------------
NET ASSET VALUE
Beginning of period            $ 16.15            $ 15.01       $ 15.50  $ 14.14  $ 12.75       $ 12.00
                               -------            -------       -------  -------  -------       -------
Investment activities
 Net investment income            0.38               0.04          0.27     0.31     0.18          0.23
 Net realized and
   unrealized gain on
   investments                    0.10               2.21          1.29     2.34     2.08          0.76
                               -------            -------       -------  -------  -------       -------
 Total from investment
   activities                     0.48               2.25          1.56     2.65     2.26          0.99
                               -------            -------       -------  -------  -------       -------
Distributions:
 Net investment income           (0.38)             (0.23)        (0.18)   (0.35)   (0.29)        (0.24)
 Realized gains                     --              (0.88)        (1.76)   (0.70)   (0.39)           --
 Return of capital                  --                 --         (0.11)   (0.24)   (0.19)           --
                               -------            -------       -------  -------  -------       -------
Total Distributions              (0.38)             (1.11)        (2.05)   (1.29)   (0.87)        (0.24)
                               -------            -------       -------  -------  -------       -------
NET ASSET VALUE
End of period                  $ 16.25            $ 16.15       $ 15.01  $ 15.50  $ 14.14       $ 12.75
                               =======            =======       =======  =======  =======       =======
Ratios/Supplemental Data
Total Return                      3.01%             15.07%        11.15%   19.26%   18.07%         8.37%
                               =======            =======       =======  =======  =======       =======
Ratio to average net
  assets/(A)/
 Expenses/(B)/                    1.77%***           2.27%***      2.16%    2.73%    3.26%         2.88%***
 Net investment income            4.61%***           1.95%***      2.79%    1.35%    1.30%         3.42%***
Portfolio turnover rate          31.64%             64.82%        58.82%   45.00%   84.00%        27.00%
 Net assets, end of period
   (000's)                     $69,825            $60,857       $55,177  $42,974  $24,550       $22,396

* Formerly known as Hillview/REMS Leveraged REIT fund. Name change effective on October 28, 2004.
** Effective July 1, 2006, the Fund changed its year end from June 30 to
   December 31.
***Annualized

/(1)/Commencement of operations was December 16, 2002.

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by .05% for the six months ended June 30, 2007, 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, .0.56% for the year ended June 30, 2005, 0.16% for the year ended June 30, 2004 and 0.77% for the period ended June 30, 2003.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2007 (unaudited)
--------------------------------------------------------------------------------


Increase/(Decrease) in Cash
Cash flows from operating activities:
   Net increase in net assets from operations                                                  $  1,871,302
   Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
       Purchase of investment securities                                                        (31,398,191)
       Proceeds from disposition of investment securities                                        21,566,880
       Decrease (increase) in receivable from broker                                                  8,374
       Decrease (increase) in dividends and interest receivable                                     (48,833)
       Decrease (increase) in prepaid assets                                                         10,671
       Purchase and sale of securities sold short--net                                            7,698,394
       Increase (decrease) in payable for securities purchased                                   (3,968,359)
       Decrease (increase) in deposits into brokers for securities sold short                    (2,750,611)
       Increase (decrease) in accrued management fees                                                 1,223
       Increase (decrease) in other accrued expenses                                                  5,984
       Unrealized depreciation on investments and securities sold short                           6,566,006
       Net realized gain from investments and securities sold short (net of $973,263 of
         capital gain distributions received)                                                    (6,803,529)
                                                                                               ------------
   Net cash used in operating activities:                                                        (7,240,689)
                                                                                               ------------

Cash flows from financing activities:
   Proceeds from shares sold                                                                     18,666,062
   Payments on shares redeemed                                                                  (10,964,782)
   Cash distributions paid                                                                         (595,475)
                                                                                               ------------
   Net cash provided by financing activities                                                      7,105,805
                                                                                               ------------
Net decrease in cash                                                                               (134,884)

Cash:
   Beginning balance                                                                              1,049,297
                                                                                               ------------
   Ending balance                                                                              $    914,413
                                                                                               ============

See Notes to Financial Statements.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
NOTES TO THE FINANCIAL STATEMENTS

June 30, 2007 (unaudited)
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The REMS Real Estate Value-Opportunity Fund (the "Fund"), formerly known as the Hillview/REMS Leveraged REIT fund; name change effective on October 28, 2004, is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2002 originally as a series of Hillview Investment Trust II. Effective November 23, 2005, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization (the "Plan") approved at a special meeting of the shareholders held on November 17, 2005 (see Note 8 for further discussion). TWF has allocated to the Fund 50,000,000 shares of its 850,000,000 shares of $.01 par value common stock. The Fund maintains its financial statements, information and performance history in accordance with the Plan.

      The investment objective of the Fund is to achieve long-term growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of companies principally engaged in the real estate industry and other real estate related investments including real estate investment trusts ("REITs") and real estate operating companies.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      Security Valuation The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

      In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

      Federal Income Taxes The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund's tax year is December 31, therefore, no federal income tax provision is required.

      On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of June 30, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

      Security Transactions and Income Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

      Cash, Cash Equivalents and Restricted Cash Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

      The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. All are in the custody of the prime broker. Such cash balances include amounts of "restricted cash" consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.

      Substantially all of the Fund's cash and securities are either held as collateral by the prime broker against margin obligations or are deposited with the prime broker for safekeeping. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund's investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where required collateral is not posted on a timely basis. These arrangements subject the Fund to concentration of credit risk with respect to the prime broker.

      Accounting Estimates In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Real Estate Investments Trust Securities The Fund has made certain investments in real estate investment trusts ("REITs") which makes distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT's taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. Management does not estimate the tax character of REIT distributions for which actual information has not been reported.

      Foreign Currency Values of investments denominated in foreign currencies are converted in to U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate. Foreign securities and currency transactions may involve certain consideration and risks not typically associated with those of domestic origin.

      Reclassifications Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

      Short Sales A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund's custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At June 30, 2007, the value of securities sold short amounted to $8,509,967 against which collateral of $21,271,650, including cash of $8,490,908 was held. The collateral includes the deposits with brokers for securities sold short and certain long-term investments held long as shown in the Portfolio of Investments.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group ("REMS"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. Effective November 25, 2005, REMS has contractually agreed to waive or limit its fees until November 25, 2007, so that the ratio of operating expenses for the Fund are limited to 1.50%. Fund operating expenses do not include dividends, interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expense not incurred in the ordinary course of the Fund's business ("extraordinary expenses"). For the six months ended June 30, 2007, the Advisor earned $354,032, of which $18,114 was waived.

      REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the fund. The total amount of recoverable reimbursements as of June 30, 2007 was $47,378 and expires as follows:

                             Year Expiring Amount
                             ------------- -------
                                 2009      $29,264
                                 2010       18,114
                                           -------
                                           $47,378
                                           =======

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for Blue-sky and certain shareholder servicing on an hourly rate basis. Of the $9,466 of registration fees expense incurred and the $54,126 of shareholder services and reports expense incurred, CSS received $840 and $750, respectively, for these services. For other administrative services, CSS receives 0.10% of average daily net assets. CSS received $35,403 services for the six months ended June 30, 2007.

      First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the six months ended June 30, 2007, no underwriting fees were received by FDCC in connection with the distribution of the Fund's shares. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 7 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the six months ended June 30, 2007, there were no CDSC's for Fund shares redeemed.

      Fund Services, Inc. ("FSI") is the Fund's transfer and dividend disbursing agent. FSI received $22,178 for its services for the six months ended June 30, 2007.

      Commonwealth Fund Accounting ("CFA") is the Fund's accounting agent. CFA received $30,140 for its services for the six months ended June 30, 2007.

      Certain officers and/or an interested director of the Fund are also officers, principals and/or a director of CFA, CSS, FDCC and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the period ended June 30, 2007, aggregated $31,398,191 and $21,566,880, respectively. These amounts do not include purchases of $14,121,762 to cover short sales and proceeds of $21,820,156 from sales of short securities.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

      Quarterly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

      The tax character of distributions paid during the period ended December 31, 2006 and the year ended December 31, 2005 were as follows:

                                     Period ended     Tax Year ended
                                   December 31, 2006 December 31, 2005
                                   ----------------- -----------------
          Distributions paid from:
           Ordinary income            $  815,670        $1,074,624
           Realized gain               3,197,345         4,593,118
           Return of capital                  --           307,209
                                      ----------        ----------
             Total                    $4,013,015        $5,974,951
                                      ==========        ==========

      As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

     Undistributed net investment income (loss)                $   218,612
     Accumulated net realized gain (loss) on investments
      and securities sold short                                    699,238
     Net unrealized appreciation (depreciation) on investments
      and investments sold short                                11,886,693
                                                               -----------
                                                               $12,804,543
                                                               ===========

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for each class of shares were:

                      Six months ended
                       June 30, 2007            Period ended              Year ended
                        (unaudited)           December 31, 2006         June 30, 2006
                  -----------------------  ----------------------  -----------------------
                    Shares       Value      Shares       Value       Shares       Value
                  ---------  ------------  --------  ------------  ---------  ------------
Shares sold       1,132,159  $ 18,791,916   832,093  $ 13,517,154  1,530,393  $ 22,939,744
Shares reinvested    64,640     1,053,174   176,347     2,839,515    296,454     4,198,516
Shares redeemed    (668,105)  (11,092,405) (915,250)  (14,853,172)  (923,263)  (14,029,408)
                  ---------  ------------  --------  ------------  ---------  ------------
Net increase        528,694  $  8,752,685    93,190  $  1,503,497    903,584  $ 13,108,852
                  =========  ============  ========  ============  =========  ============

NOTE 6 - COMMISSION RECAPTURE AGREEMENT

      The Fund entered into an agreement with Fidelity Capital Markets ("FCM"), a brokerage services provider, on June 14, 2004, whereby a portion of the commissions from each portfolio transaction would be used to reduce the operating expenses incurred, including but not limited to custodial transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to the Fund by third-party service providers which are properly disclosed in the prospectus of the Fund. The Fund received and used $18,815 to offset operating expenses for the six months ended June 30, 2007.

NOTE 7 - SHAREHOLDER CONCENTRATIONS

      As of June 30, 2007, three shareholders held approximately 78% of the outstanding shares of the Fund. These shareholders represent omnibus accounts, which are held on behalf of several individual shareholders.

NOTE 8 - CHANGE IN YEAR END

      The Board of Directors adopted a change in the Fund's fiscal year end date to December 31. This change was effective July 1, 2006.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
Supplemental Information (unaudited)

--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Advisor:

   Real Estate Management Services Group
     1100 Fifth Ave South, Suite 205
     Naples, FL 34102

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, VA 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the REMS Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information also available online at theworldfunds.com


                      Semi-Annual Report to Shareholders

                               REMS REAL ESTATE
                            VALUE-OPPORTUNITY FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                           For the Six Months Ended
                                 June 30, 2007
                                  (unaudited)

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics. Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The World Funds Inc.

By:   /s/ John Pasco, III
      ---------------------
      John Pasco, III
      Principal Executive Officer

Date: September 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Karen Shupe
      ---------------------
      Karen Shupe
      Principal Financial Officer

Date: September 10, 2007